UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

WELLS TIMBERLAND REIT, INC.

(Name of Registrant as Specified in its Charter)

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WELLS TIMBERLAND REIT, INC.

6200 The Corners Parkway

Norcross, Georgia 30092-3365

Proxy Statement and

Notice of Annual Meeting of Stockholders

To Be Held August 9, 2010

Dear Stockholder:

On Monday, August 9, 2010, we will hold our 2010 annual meeting of stockholders of Wells Timberland REIT, Inc., a Maryland corporation, at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092. The meeting will begin at 2:00 p.m., local time.

We are holding this meeting to:

1.

Consider and vote upon a proposal to elect the six directors named in this proxy statement to hold office for one-year terms expiring in 2011 and until their respective successors are duly elected and qualify.

2.	Consider and vote upon three proposals to amend certain provisions of our charter to:

A.	Expressly permit our board of directors to authorize and the company to declare and pay stock dividends to our stockholders;

B.

Make revisions requested by a state securities administrator with respect to investor suitability determinations by our sponsor and SEC filings made in connection with any future asset roll-up transactions; and

C.	Make certain minor corrections and clarifications.

The amendments will be implemented by an amended and restated charter.

3.	Transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Your board of directors has selected the close of business on May 14, 2010 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

This notice and the accompanying proxy statement and proxy card are being mailed to you on or about June 9, 2010.

Whether you plan to attend the meeting and vote in person or not, we urge you to authorize your proxy as early as possible. Stockholders have the following three options for authorizing a proxy: (1) over the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card. Because we are a widely held issuer with more than 7,700 stockholders as of the close of business on the record date, your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

By Order of the Board of Directors

Douglas P. Williams
Secretary

Atlanta, Georgia

June 9, 2010

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held

on August 9, 2010

The proxy statement and annual report to stockholders are available at www.WellsTimberland.com/proxy.

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted on at our 2010 annual stockholders meeting (the “annual meeting”). To make this information easier to understand, we have presented some of the information in a question-and-answer format.

Q:	Why did you send me this proxy statement?

A:

We are sending you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2010 annual stockholders meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, you are giving your permission to vote your shares of common stock at the annual meeting. The individuals who will vote your shares of common stock at the annual meeting are Leo F. Wells III, our President; Douglas P. Williams, our Executive Vice President, Secretary and Treasurer; or Randall D. Fretz, our Senior Vice President. They will vote your shares of common stock as you instruct, unless you return the proxy card and give no instructions. In this case, they will vote FOR all of the director nominees and FOR the three proposals to amend our charter. With respect to any other proposals to be voted on, they will vote in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in their discretion. They will not vote your shares of common stock if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us (or authorize your proxy via Internet or by telephone) as soon as possible, whether or not you plan on attending the meeting in person.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on May 14, 2010, the record date, is entitled to vote at the annual meeting.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Monday, August 9, 2010, at 2:00 p.m. at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092.

Q:	How many shares of common stock can vote?

A:

As of the close of business on May 14, 2010, there were 21,043,664 shares of our common stock issued and outstanding. Every stockholder is entitled to one vote for each whole share of common stock held.

Q:	What is a “quorum”?

A:

A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of our outstanding shares entitled to vote. Abstentions and broker nonvotes will be counted to determine whether a quorum is present. A broker “nonvote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or “withhold” your vote from one or more director nominees, then you will be considered part of the quorum.

Q:	What may I vote on?

A:

You may vote on the election of six nominees named in this proxy statement to serve on the board of directors, the three proposals to amend our charter and any other proposal that may properly come before the meeting or any adjournment or postponement thereof.

Q:	How do I vote?

A:

You may vote your shares of common stock either in person or by authorizing a proxy. Whether you plan to attend the meeting and vote in person or not, we urge you to authorize your proxy in advance of the meeting. Stockholders have the following three options for authorizing a proxy: (1) over the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card. If you have Internet access, we encourage you to authorize your proxy on the Internet because it is convenient and it saves us significant postage and processing costs. In addition, when you authorize your proxy via the Internet or by phone prior to the meeting date, your proxy vote is recorded immediately and there is no risk that postal delays will cause your proxy vote to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy, see the enclosed proxy card accompanying this proxy statement. If you attend the annual meeting, you also may submit your vote in person, and any previous proxies that you authorized, whether by Internet, phone, or mail, will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares of common stock will be voted (i) FOR each of the nominees for director, (ii) FOR the three proposals to amend our charter and (iii) with respect to any other proposals that may properly come before the meeting, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Messrs. Wells, Williams, or Fretz.

Q:	What if I authorize a proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the meeting by:

(1) notifying Douglas P. Williams, our Secretary;

(2) attending the meeting and voting in person;

(3) returning another properly executed proxy card dated after your first proxy card if we receive it before the annual meeting date; or

(4)    reauthorizing your proxy on the proxy voting web site or by telephone. Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method by which the proxy was authorized.

Q:	Will my vote make a difference?

A:

Yes. As discussed below, your vote could affect the composition of our board of directors. Moreover, your presence by proxy or in person is needed to ensure that the proposals can be acted upon. Because we are a widely held issuer with more than 7,700 stockholders as of the close of business on the record date, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	How does the board of directors recommend I vote on the proposals?

A:	The board of directors recommends a vote FOR each of the six nominees named in this proxy statement for election as director and a vote FOR the three proposals to amend our charter.

Q:	What are the voting requirements to elect the board of directors?

A:

Under our charter and bylaws, the holders of a majority of the shares of stock entitled to vote and present in person or by proxy at a meeting of stockholders is required for the election of the directors. “Withhold” votes will have the same effect as votes against the election of the directors. Please see “Proposal 1. Election of Directors.”

Q:	What are the voting requirements to approve the three proposals to amend our charter?

A:

Approval of the three proposals to amend our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote on the proposal. You may vote for or against or abstain from voting on any or all of the three proposals. Abstentions and broker nonvotes will have the same effect as votes against the three proposals to amend our charter. Proxies received will be voted FOR each of the three proposals to amend our charter unless stockholders designate otherwise. Please see “Proposals 2.A – C. Amendment and Restatement of Our Charter.”

Q:	How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the annual meeting other than the election of directors and the three proposals to amend our charter, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to Leo F. Wells III, Douglas P. Williams and Randall D. Fretz, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	When are stockholder proposals for the next annual meeting of stockholders due?

A:

Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2011 annual meeting of stockholders may do so by following the procedures prescribed in Article II, Section 11 of our bylaws and in SEC Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for presentation to and action by the stockholders at the 2011 annual meeting, director nominations and other stockholder proposals must be received by Douglas P. Williams, our Secretary, no earlier than January 10, 2011 and no later than 5:00 pm ET on February 9, 2011. To also be eligible for inclusion in our proxy statement for the 2011 annual meeting of stockholders, stockholder proposals must be received by Mr. Williams by February 9, 2011.

Q:	Who pays the cost of this proxy solicitation?

A:

We will pay all the costs of soliciting these proxies. We have contracted with Georgeson, Inc., a Delaware corporation, d/b/a Computershare Fund Services (“CFS”), to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay CFS fees of approximately $35,000 to solicit proxies plus other fees and expenses for other services related to this proxy solicitation, which include review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. We also will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Our officers and employees of our advisor or its affiliates may also solicit proxies, but they will not be specifically compensated for these services.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:

No. In addition to mailing proxy solicitation materials, our directors and employees, as well as third-party proxy service companies we retain, also may solicit proxies in person, over the Internet, by telephone, or by any other means of communication we deem appropriate.

Q:	If I share my residence with another stockholder, how many copies of the annual report and proxy statement should I receive?

A:

In accordance with a notice previously sent to our stockholders, we are sending only a single set of the annual report and proxy statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and is permitted by rules adopted by the SEC. This practice reduces the volume of duplicate information received at your household and helps us reduce costs. Each stockholder will continue to receive a separate proxy card or voting instruction card. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the documents was previously delivered. If you received a single set of these documents for your household for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to the following address: Wells Client Services Department, 6200 The Corners Parkway, Norcross, Georgia 30092-3365, or call us at 1-800-557-4830. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

Q:	What if I consent to have one set of materials mailed now but change my mind later?

A:

You may withdraw your householding consent at any time by contacting our Client Services Department at the address and telephone number provided above. We will begin sending separate copies of stockholder communications to you within 30 days of receipt of your instruction.

Q:	The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

A:

When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting our Client Services Department at the address and telephone number provided above.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:

While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Where can I find more information?

A:

You may access, read and print copies of the proxy materials for this year’s annual meeting, including our proxy statement, form of proxy card, and annual report to stockholders, at the following web site: http://www.WellsTimberland.com/proxy.

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any reports, statements, or other information we file with the SEC on its web site at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Directors

Our board of directors has oversight responsibility for our operations and makes all major decisions concerning our business. We currently have six directors. If all of the six nominees are elected at the annual meeting, we do not expect to have any vacant board positions immediately following the annual meeting. During 2009, our board of directors held eight meetings, either in-person or telephonically, and took action twice by written consent in lieu of a meeting. For biographical information regarding our directors, see “Executive Officers and Directors” on page 12.

Our board has established the following committees: Audit Committee, Nominating and Corporate Governance Committee and Operations Committee. Information regarding each of the committees is set forth below.

On March 23, 2010, our board of directors approved the expansion of the board from five to six members and elected George W. Sands to serve as an independent director to fill the vacancy. The board also appointed Mr. Sands as a member of each of the Audit Committee, the Nominating and Corporate Governance Committee and the Operations Committee.

Director Attendance at Meetings

Each of our directors attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he served as a director and the total number of meetings held by all committees of the board of directors on which he served during the periods in which he served. Although we have no policy with regard to attendance by the members of our board of directors at our annual meetings of stockholders, we invite and encourage the members of our board of directors to attend our annual meetings to foster communication with stockholders. In 2009, all but one of our directors attended our annual meeting of stockholders.

Director Independence

Four out of six members of our board of directors are “independent” as defined under the rules of the New York Stock Exchange (“NYSE”) and as defined by our charter. The definition in our charter is based upon the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as adopted on May 7, 2007 (“NASAA Guidelines”). On March 29, 2010, one of our directors, E. Nelson Mills became a Senior Vice President of Wells Capital, Inc., our sponsor (“Wells Capital”). As a result, he no longer qualifies as an “independent director” under our charter. Prior to March 29, 2010, the Board had determined that Mr. Mills satisfied the specified criteria and that he did not have a relationship with us that would interfere with his ability to exercise independent judgment as a member of the board. Although Mr. Mills continues to serve as a director, he has resigned from the Audit Committee and Nominating and Corporate Governance Committee. Jess E. Jarrett, another director, is affiliated with Wells Capital and its affiliates, and we do not consider him to be an independent director.

Although our shares are not listed for trading on any national securities exchange, a majority of the members of our board of directors, and all of the members of the Audit Committee and the Nominating and Corporate Governance Committee are “independent” as defined under the rules of the NYSE and our charter, as noted above. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain specified criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). The definition of “independent directors” under our charter is described below under “Certain Relationships and Related Transactions, and Director Independence.” The board of directors has determined that Michael P. McCollum, Donald S. Moss, Willis J. Potts, Jr. and George W. Sands each satisfies the specified criteria and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the board of directors.

For a discussion of transactions and relationships between our directors and our affiliates that were considered by the board of directors under the applicable independence definitions in determining that these directors are independent, see “Certain Relationships and Related Transactions, and Director Independence.” Additionally, none of these directors has ever served as (or is related to) an employee of our company or any of our predecessors or acquired companies or received any compensation from us or any such other entities except for compensation directly related to service as a director. Therefore, we believe that Messrs. McCollum, Moss, Potts and Sands are independent directors.

The Audit Committee

General

Our board of directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibilities by:

•	selecting the independent auditors to audit our financial statements;

•	reviewing with the independent auditors the plans and results of the audit engagement;

•	approving the audit and overseeing our independent auditors and reviewing the financial information to be provided to our stockholders and others;

•	reviewing the independence of the independent public accountants;

•	considering the adequacy of fees;

•	reviewing the system of internal control over financial reporting which our management has established and our audit and financial reporting process;

•	overseeing our compliance with applicable laws and regulations; and

•	establishing procedures for the ethical conduct of our business.

The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by our board of directors in 2006, and revised as of December 2008. The Audit Committee Charter is available on our web site at www.WellsTimberland.com.

On March 29, 2010, E. Nelson Mills, one of our directors and the former Audit Committee Chairman and Audit Committee financial expert, became a Senior Vice President of Wells Capital. As a result, he no longer qualifies as an “independent director” under our charter and has resigned from the Audit Committee. On May 10, 2010, the Nominating and Corporate Governance Committee determined that George W. Sands had the requisite accounting and related financial management expertise and should therefore be considered an “audit committee financial expert” within the meaning set forth by the rules of the SEC. Also on May 10, 2010, our board of directors designated Mr. Sands to be Chairman of the Audit Committee.

Our Audit Committee currently consists of Michael P. McCollum, Donald S. Moss, Willis J. Potts, Jr. and George W. Sands. All of the members of the Audit Committee are “independent” as defined under the rules of the NYSE and our charter. During 2009, the Audit Committee met four times.

Independent Auditors

During the year ended December 31, 2009, Deloitte & Touche LLP served as our independent auditor and provided certain tax and other services. Deloitte & Touche LLP has served as our independent auditor since our formation. Deloitte & Touche LLP representatives will be present at the annual meeting of stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte & Touche LLP representatives will be available to respond to appropriate questions posed by any stockholder. The Audit Committee has engaged Deloitte & Touche LLP as our independent auditor to audit our financial statements for the year ending December 31, 2010. The Audit Committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision will be disclosed to the stockholders in accordance with applicable securities laws.

Preapproval Policies

The Audit Committee Charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted nonaudit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” preapproval, it will require “specific” preapproval by the Audit Committee.

All requests or applications for services to be provided by the independent auditor which do not require specific preapproval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general preapproval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests or applications to provide services that require specific preapproval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and our Principal Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Chairman of the Audit Committee has been delegated the authority to specifically preapprove all services not covered by the general preapproval guidelines up to an amount not to exceed $75,000 per occurrence. Amounts requiring preapproval in excess of $75,000 per occurrence require specific preapproval by all members of the Audit Committee prior to engagement of Deloitte & Touche LLP. All amounts specifically preapproved by the Chairman of the Audit Committee in accordance with this policy are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche LLP for the year ended December 31, 2009 were preapproved in accordance with the policies and procedures described above.

Principal Auditor Fees

The Audit Committee reviewed the audit and nonaudit services performed by Deloitte & Touche LLP, as well as the fees charged by Deloitte & Touche LLP for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte & Touche LLP. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Deloitte & Touche LLP for the years ended December 31, 2009 and 2008, are set forth in the table below.

	2009	2008
Audit fees	$538,300	$398,000
Audit-related fees	—	—
Tax fees	$209,253	$112,500
All other fees	—	—

Total	$747,553	$510,500

For purposes of the preceding table, Deloitte & Touche LLP’s professional fees are classified as follows:

•

Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte & Touche in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•

Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

•

Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state, and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees – These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

Report of the Audit Committee

The Audit Committee reviews the financial reporting process on behalf of our board of directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed the 2009 audited financial statements with management and discussed the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Deloitte & Touche LLP (“Deloitte”), the independent accountant responsible for expressing an opinion on the conformity of our audited financial statements with U.S. generally accepted accounting principles, its judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received written disclosures and a letter from Deloitte in satisfaction of the requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed Deloitte’s independence with Deloitte. In addition, the Audit Committee considered whether Deloitte’s provision of nonaudit services is compatible with Deloitte’s independence.

The Audit Committee discussed with Deloitte the overall scope and plans for the audit. The Audit Committee meets periodically with the internal auditor and Deloitte, with and without the presence of management, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the board of directors and the board of directors approved the inclusion of the 2009 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

The Audit Committee of the Board of Directors:*

Michael P. McCollum, Donald S. Moss Willis J. Potts, Jr.

*

Mr. Mills took part in the relevant review and discussions described in the Audit Committee Report but no longer serves on the Audit Committee. Mr. Sands is currently a member of the Audit Committee but was appointed after the relevant review and discussions described in the Audit Committee Report.

The Nominating and Corporate Governance Committee

General

Our Nominating and Corporate Governance Committee currently consists of Michael P. McCollum, Donald S. Moss, Willis J. Potts, Jr. and George W. Sands.

As discussed above, on March 29, 2010, Mr. Mills became a Senior Vice President of Wells Capital. As a result, he no longer qualifies as an “independent director” under our charter and has resigned from the Nominating and Corporate Governance Committee.

The members of the Nominating and Corporate Governance Committee are “independent” as defined under the rules of the NYSE and our charter. Mr. Moss is the Chairman of the Nominating and Corporate Governance Committee. During 2009, the Nominating and Corporate Governance Committee met two times.

The primary functions of the Nominating and Corporate Governance Committee are:

•

identifying individuals qualified to serve on the board of directors and recommending that the board of directors select a slate of director nominees for election by the stockholders at the annual meeting;

•

developing and recommending to the board of directors a set of corporate governance policies and principles and periodically re-evaluating such policies and guidelines for the purpose of suggesting amendments to them if appropriate; and

•	overseeing an annual evaluation of the board of directors and each of the committees of the board of directors and our management.

The Nominating and Corporate Governance Committee Charter is available on our web site at www.WellsTimberland.com.

Board Membership Criteria

The Nominating and Corporate Governance Committee annually reviews with the board of directors the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board of directors. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry, the timber industry or brokerage industry, or accounting or financial management expertise. Therefore, the board of directors and the Nominating and Corporate Governance Committee have sought a diverse board of directors whose members collectively possess these skills and experiences. Other considerations include the candidate’s independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold (or have held) positions or affiliations befitting a director of a large publicly registered company and are (or have been) actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional, or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage. As detailed in the director biographies below, the board of directors and the Nominating and Corporate Governance Committee believe that the slate of directors recommended for election at the annual meeting possess these diverse skills and experiences.

Selection of Directors

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. The board delegates the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee annually reviews director suitability and the continuing composition of the board of directors; it then recommends director nominees who are voted on by the full board of directors. All director nominees then stand for election by the stockholders annually.

In recommending director nominees to the board of directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other directors, and management of Wells Capital. The Nominating and Corporate Governance Committee may engage the services of a search firm to assist in identifying potential director nominees. The Nominating and Corporate Governance Committee also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by the Nominating and Corporate Governance Committee, recommendations made by stockholders must be submitted within the timeframe required for director nominations by stockholders as provided in our bylaws. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of the Committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11, of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling our Client Services Department at 1-800-557-4830.

Operations Committee

Our Operations Committee currently consists of Jess E. Jarrett, Michael P. McCollum, E. Nelson Mills, Donald S. Moss, Willis J. Potts, Jr. and George W. Sands. The Operations Committee is responsible for:

•	maintaining and developing each Operations Committee member’s understanding of the complexities of timberland management and timber harvesting;

•

maintaining and developing each Operations Committee member’s experience in supervising our operations related to timberland management and timber harvesting and developing procedures designed to promote the accountability of the officers regarding results of operations;

•

preparing and developing materials designed to inform and educate those members of our board of directors who do not have the experience and understanding of timberland management and timber harvesting of the issues and complexities involved; and

•	performing such other duties as our board of directors may determine are necessary and appropriate and may delegate to the Operations Committee.

Mr. Potts is the Chairman of the Operations Committee. During 2009, the Operations Committee met four times.

Stockholder Communications with the Board of Directors

We have established several means for stockholders to communicate concerns to the board of directors. If the concern relates to our financial statements, accounting practices, or internal controls, stockholders should submit the concern in writing to the Chairman of our Audit Committee in care of our Secretary at our headquarters’ address. If the concern relates to our governance practices, business ethics, or corporate conduct, stockholders should submit the concern in writing to the Chairman of our Nominating and Corporate Governance Committee in care of our Secretary at our headquarters’ address.

If uncertain as to which category a concern relates, a stockholder may communicate the concern to any one of the independent directors in care of our Secretary.

Stockholders also may communicate concerns with our directors at our annual meeting. All but one of our directors were in attendance at our 2009 annual meeting. We expect all of the directors to be present at our 2010 annual meeting.

Executive Officers and Directors

We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the 2010 annual stockholders meeting, and all of our directors are being nominated for re-election to serve until the 2011 annual stockholders meeting and until their respective successors are duly elected and qualify.

Name	Age	Position(s)	Term of Office
Leo F. Wells III	66	President	Since 2005
Douglas P. Williams	59	Executive Vice President, Secretary and Treasurer	Since 2005
Randall D. Fretz	57	Senior Vice President	Since 2005
Jess E. Jarratt	53	Director	Since 2007
Michael P. McCollum	54	Independent Director	Since 2006
E. Nelson Mills	49	Director	Since 2006
Donald S. Moss	74	Independent Director	Since 2006
Willis J. Potts, Jr.	63	Independent Director	Since 2006
George W. Sands	65	Independent Director	Since 2010

There are no family relationships between any directors or executive officers, or between any director and executive officer.

Leo F. Wells, III. Since our inception in September 2005, Mr. Wells has been our President. He served as one of our directors from inception until June 22, 2007. He served as the President of Piedmont Office Realty Trust, Inc. (“Piedmont REIT”) from 1997 to February 2007 and served as Chairman of the Board of Piedmont REIT until May 2007, the President and a director of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) since 2003, and the President and a director of Wells Real Estate Investment Trust III, Inc. (“Wells REIT III”) since 2009. Prior to its dissolution in March 2008, he served as President and independent director of Institutional REIT, Inc. (“Institutional REIT”). He has also been the sole stockholder, sole director, President and Treasurer of Wells Real Estate Funds, Inc. (“Wells REF”) since 1997, which directly or indirectly owns Wells Capital, Wells Management Company, Inc. (“Wells Management”), Wells Investment Securities, Inc. (“WIS”), Wells & Associates, Inc., Wells Development Corporation, Wells Asset Management, Inc., Wells Real Estate Advisory Services, Inc., and Wells Timberland Management Organization, LLC (“Wells TIMO”). He has also been the President, Treasurer, and sole director of Wells Capital since 1984; Wells Management since 1983; Wells Development Corporation since it was organized in 1997 to develop real estate properties; and Wells Asset Management, Inc. since it was organized in 1997 to serve as an investment advisor to the Wells Family of Real Estate Funds. Since 1997, Mr. Wells has been a trustee of the Wells Family of Real Estate Funds, an open-end management company organized as an Ohio business trust, which included as one of its series the Wells Dow Jones Wilshire U.S. REIT Index Fund and the Wells Dow Jones Wilshire Global RESI Index Fund. Since 2004, he has been President and sole director of Wells Real Estate Advisory Services, Inc. He has been the President, Treasurer, and a director of Wells & Associates, Inc., a real estate brokerage and investment company, since it was formed in 1976 and incorporated in 1978.

Mr. Wells was a real estate salesman and property manager from 1970 to 1973 for Roy D. Warren & Company, an Atlanta-based real estate company, and he was associated from 1973 to 1976 with Sax Gaskin Real Estate Company, during which time he became a Life Member of the Atlanta Board of Realtors Million Dollar Club. From 1980 to February 1985, he served as Vice President of Hill-Johnson, Inc., a Georgia corporation engaged in the construction business. Mr. Wells holds a Bachelor of Business Administration degree in Economics from the University of Georgia. Mr. Wells is a member of the Financial Planning Association (FPA).

On August 26, 2003, Mr. Wells and WIS entered into a Letter of Acceptance, Waiver and Consent (AWC) with the NASD (now FINRA) relating to alleged rule violations. The AWC set forth the NASD’s findings that WIS and Mr. Wells had violated conduct rules relating to the provision of noncash compensation of more than $100 to associated persons of NASD member firms in connection with their attendance at the annual educational and due diligence conferences sponsored by WIS in 2001 and 2002. Without admitting or denying the allegations and findings against them, WIS and Mr. Wells consented in the AWC to various findings by the NASD that are summarized in the following paragraph:

In 2001 and 2002, WIS sponsored conferences attended by registered representatives who sold its real estate investment products. WIS also paid for certain expenses of guests of the registered representatives who attended the conferences. In 2001, WIS paid the costs of travel to the conference and meals for many of the guests and paid the costs of playing golf for some of the registered representatives and their guests. WIS later invoiced registered representatives for the cost of golf and for travel expenses of guests, but was not fully reimbursed for such. In 2002, WIS paid for meals for the guests. WIS also conditioned most of the 2001 conference invitations on attainment by the registered representatives of a predetermined sales goal for WIS products. This conduct violated the prohibitions against payment and receipt of noncash compensation in connection with the sales of these products contained in NASD’s Conduct Rules 2710, 2810, and 3060. In addition, WIS and Mr. Wells failed to adhere to all of the terms of their written undertaking made in March 2001 not to engage in the conduct described above, and thereby failing to observe high standards of commercial honor and just and equitable principles of trade, in violation of NASD Conduct Rule 2110.

WIS consented to a censure, and Mr. Wells consented to suspension from acting in a principal capacity with an NASD member firm for one year. WIS and Mr. Wells also agreed to the imposition of a joint and several fine in the amount of $150,000. Mr. Wells’ one-year suspension from acting in a principal capacity with WIS ended on October 6, 2004.

Douglas P. Williams. Since our inception in September 2005, Mr. Williams has been our Executive Vice President, Secretary, and Treasurer. He served as one of our directors from inception until June 22, 2007. From 1999 to 2007, he has also served as Executive Vice President, Secretary, and Treasurer, and a director of Piedmont REIT. He has served as Executive Vice President, Secretary, and Treasurer, and a director of Wells REIT II since 2003 and Executive Vice President, Secretary, and Treasurer, and a director of Wells REIT III since 2009. Prior to its dissolution in March 2008, he served as Executive Vice President, Secretary, and Treasurer, and a director of Institutional REIT. Since 1999, Mr. Williams has also been a Senior Vice President of Wells Capital and a Vice President, Chief Financial Officer, and Treasurer, and a director of WIS. He has also been a Vice President of Wells REF and Wells Asset Management, Inc. since 1999.

From 1996 to 1999, Mr. Williams served as Vice President and Controller of OneSource, Inc., a leading supplier of janitorial and landscape services, where he was responsible for corporate-wide accounting activities and financial analysis. Mr. Williams was employed by ECC International Inc., a supplier to the paper industry and to the paint, rubber, and plastic industries, from 1982 to 1995. While at ECC, Mr. Williams served in a number of key accounting positions, including: Corporate Accounting Manager, U.S. Operations; Division Controller, Americas Region; and Corporate Controller, America/Pacific Division. Prior to joining ECC and for one year after leaving ECC, Mr. Williams was employed by Lithonia Lighting, a manufacturer of lighting fixtures, as a Cost and General Accounting Manager and Director of Planning and Control. Mr. Williams started his professional career as an auditor for a predecessor firm of KPMG LLP. Mr. Williams is a member of the American Institute of Certified Public Accountants and the Georgia Society of Certified Public Accountants and is licensed with FINRA as a financial and operations principal. Mr. Williams received a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from Amos Tuck School of Graduate Business Administration at Dartmouth College.

Randall D. Fretz. Since our inception in September 2005, Mr. Fretz has been our Senior Vice President. He has also been a Senior Vice President of Wells Capital since 2002, the Chief of Staff and a Vice President of Wells REF since 2002, a Senior Vice President of Piedmont REIT from 2002 to 2007, a Senior Vice President of Wells

REIT II since 2003, a Senior Vice President of Wells REIT III since 2009, and a director of WIS since 2002. Prior to its dissolution in March 2008, he served as a Senior Vice President of Institutional REIT. Mr. Fretz is primarily responsible for corporate strategy and planning, advising, and coordinating the executive officers of Wells Capital on corporate matters and special projects. Prior to joining Wells Capital in 2002, Mr. Fretz served for seven years as President of U.S. and Canada operations for Larson-Juhl, a world leader in custom art and picture-framing home decor. Mr. Fretz was previously a Division Director at Bausch & Lomb, a manufacturer of optical equipment and products, and also held various senior positions at Tandem International and Lever Brothers. Mr. Fretz holds a Bachelor of Arts degree in Sociology and a Bachelor of Physical Education from McMaster University in Hamilton, Ontario. He also earned a Master of Business Administration degree from the Ivey School of Business in London, Ontario.

Jess E. Jarratt. Mr. Jarratt, one of our directors, has served as Senior Vice President of Wells Capital and President of Wells TIMO since March 2007. Mr. Jarratt is responsible for directing and managing all aspects of timberland operations for Wells including timberland acquisitions and dispositions, portfolio and property management, and timberland financing. From February 2006 through February 2007, Mr. Jarratt served as Managing Director of SunTrust Robinson Humphrey’s Structured Real Estate Group, where he was responsible for structuring and purchasing net-leased real estate for SunTrust’s dedicated equity account and originating financing vehicles for agricultural and timberland properties. From July 2001 through January 2006, Mr. Jarratt was Managing Director for SunTrust Robinson Humphrey’s Capital Markets Origination group where he originated and structured large, multi-capital transactions across SunTrust’s Corporate Banking unit. From July 1995 through July 2001, Mr. Jarratt was Group Vice President of SunTrust’s AgriFood Group, which he founded and grew into a group of 20 professionals and over $1 billion in assets. From 1988 through July 1995, Mr. Jarratt was Vice President of Rabobank International, a multinational Dutch bank where he led corporate lending activities to U.S. agribusiness companies and timberland and forest products companies. From April 1985 through May 1988, Mr. Jarratt served as one of the original foresters for a predecessor entity to Hancock Timber Resource Group, one of the largest institutional managers of timber in the world. In his role as Timberland Investment Officer, Mr. Jarratt purchased and managed one of the fund’s first investments in timberland, including the merchandising of the property’s timber. Mr. Jarratt was also instrumental in the development of the financial analysis used to analyze the purchase of timberland by the company. From April 1983 through April 1985, Mr. Jarratt served as a Procurement Forester with the Kirby Lumber Company. His responsibilities in this role included the purchase of raw timber to supply a plywood mill, management of various relationships with dealers and suppliers, cruising prospective timber acquisitions, and negotiating purchase prices with landowners. Prior to joining Kirby Lumber Company, Mr. Jarratt worked as a Timberland Purchase Forester responsible for building a land base for Nekoosa’s Ashdown Arkansas paper mill by originating, cruising, negotiating, and closing on timberland purchases. Mr. Jarratt began his career as a Forester with the Texas Forest Service in August 1979, where he worked with private landowners to develop and implement forest management plans. Mr. Jarratt received a Bachelor of Science degree in Forestry from Texas A&M University and a Master of Business Administration degree from the University of North Texas. In addition, Mr. Jarratt is a Certified Management Accountant (CMA) and has completed the Harvard Business School Executive Agribusiness Program. Mr. Jarratt is a member of the Institute of Management Accounting.

Our board of directors, excluding Mr. Jarratt, has determined that Mr. Jarratt’s extensive experience structuring large, multi-capital real estate transactions, lending to timberland and forest product companies, as well as the skills he has developed regarding analysis and management of potential investments in timberland, are all relevant experiences, attributes, and skills that enable Mr. Jarratt to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Mr. Jarratt is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

Michael P. McCollum, Ph.D. Dr. McCollum is one of our independent directors. He has worked in the forest products industry for the past 29 years and has served as Vice President for KiOR, Inc. of Pasadena, Texas since January 2010. From June 1996 until his retirement in December 2005, Dr. McCollum led the Wood and Fiber Supply Division of Georgia-Pacific Corporation, one of the world’s leading manufacturers and distributors of tissue, pulp, paper, packaging, building products, and related chemicals, and in January 2001, he became President of the Fiber Supply Division. From July 1992 to June 1996, Dr. McCollum served in positions of increasing responsibility at Georgia-Pacific in the areas of forest management, wood and fiber supply, technical support, and strategic planning. From February 1984 to July 1992, Dr. McCollum served in various positions at Temple-Inland Inc., a major forest products corporation. From January 1981 to February 1984, Dr. McCollum worked in the Wood Products Division of Manville Forest Products Corporation, a subsidiary of Johns Manville, a Berkshire Hathaway company and a leading manufacturer and marketer of premium-quality building and specialty products. Dr. McCollum received his Bachelor of Science degree in Forestry from the University of Arkansas and received a Ph.D. in Forest Science from Texas A&M University. Dr. McCollum is a member of the Society of American Foresters and has served on the boards of several industry and conservation associations.

Our board of directors, excluding Dr. McCollum, has determined that Dr. McCollum’s thorough knowledge of the timberland market, including the manufacture and distribution of related products that he has accumulated over his 29-year career devoted entirely to the forest products industry has provided him with the relevant experiences, attributes, and skills necessary to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Dr. McCollum is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

E. Nelson Mills. Mr. Mills is one of our directors. He also has served as Senior Vice President of Wells Capital since March 29, 2010. Since 2007, Mr. Mills has served as a director of Wells REIT II. Prior to its dissolution in March 2008, Mr. Mills served as a director of the Institutional REIT. From January 2005 to December 2009, Mr. Mills served as president and chief operating officer of Williams Realty Advisors, LLC where he was responsible for investment and financial strategy and was in charge of the design, formation and operation of a series of real estate investment funds. From April 2004 to December 2004, Mr. Mills was a consultant to and the chief financial officer of Timbervest, LLC, an investment manager specializing in timberland investment planning. From September 2000 to April 2004, Mr. Mills served as chief financial officer of Lend Lease Real Estate Investments, Inc. and from August 1998 to August 2000 served as a senior vice president of Lend Lease with responsibility for tax and acquisition planning and administration. Mr. Mills was a tax partner with KPMG LLP from January 1987 to August 1998. Mr. Mills received a Bachelor of Science degree in Business Administration from the University of Tennessee and a Master of Business Administration degree from the University of Georgia. Mr. Mills is also a Certified Public Accountant.

Our board of directors, excluding Mr. Mills, has determined that Mr. Mills’ experience overseeing REITs and planning timberland investments, as well as his licensure as a certified public accountant, are all relevant experiences, attributes and skills that enable Mr. Mills to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Mr. Mills is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

Donald S. Moss. Mr. Moss is one of our independent directors. He is also an independent director of Piedmont REIT. Mr. Moss was also an independent director of Wells REIT II from 2003 until 2007. He was employed by Avon Products, Inc. from 1957 until his retirement in 1986. While at Avon, Mr. Moss served in a number of key positions, including Vice President and Controller from 1973 to 1976, Group Vice President of Operations—Worldwide from 1976 to 1979, Group Vice President of Sales—Worldwide from 1979 to 1980, Senior Vice President—International from 1980 to 1983 and Group Vice President—Human Resources and Administration from 1983 until his retirement in 1986. Mr. Moss was also a member of the board of directors of Avon Canada, Avon Japan, Avon Thailand, and Avon Malaysia from 1980 to 1983. Mr. Moss is a past president and former director of The Atlanta Athletic Club, a former director of the Highlands Country Club in Highlands, North Carolina and the National Treasurer and a director of the Girls Clubs of America from 1973 to 1976. Mr. Moss attended the University of Illinois where he majored in Business.

Our board of directors, excluding Mr. Moss, has determined that Mr. Moss’ experience serving as a director for other organizations, including one REIT, has provided him with the business management skills and real estate knowledge desired to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Mr. Moss is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

Willis J. Potts, Jr. Mr. Potts is one of our independent directors. From June 1999 until his retirement in June 2004, Mr. Potts served as vice president and general manager of Temple-Inland Inc., a major forest products corporation, where he was responsible for all aspects of the management of a major production facility, including timber acquisition, community relations, and governmental affairs. From November 1994 to June 1999, Mr. Potts was senior vice president of Union Camp Corporation, where he was responsible for all activities of an international business unit, with revenues of approximately $1 billion per year including supervision of acquisitions and dispositions of timber and timberland, controllership functions, and manufacturing. From 2004 to 2007, Mr. Potts was the chairman of the board of directors of the Technical Association of the Pulp and Paper Industry (TAPPI), the largest technical association serving the pulp, paper, and converting industry. In 2006, Mr. Potts was appointed to the Board of Regents of The University System of Georgia. Mr. Potts also serves as a director of J&J Industries, a privately held carpet manufacturing company. Mr. Potts received a Bachelor of Science degree in Industrial Engineering from the Georgia Institute of Technology. He also completed the Executive Program at the University of Virginia.

Our board of directors, excluding Mr. Potts, has determined that Mr. Potts’ extensive experience in the acquisition and disposition of timber and timberland, combined with his experience serving as a director of, and otherwise managing, organizations engaging in these activities, are all relevant experiences, attributes, and skills that enable Mr. Potts to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Mr. Potts is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

George W. Sands. Mr. Sands was elected as one of our independent directors in March 2010. He was employed by KPMG LLP and its predecessor firms, Peat Marwick Mitchell and Peat Marwick Main, from 1970 until his retirement in 2006. From 1998 to 2006, Mr. Sands was the Southeast Area Managing Partner for KPMG’s Audit and Advisory Practice. During his career, Mr. Sands served in several key positions, including Southeast Area Managing Partner of Manufacturing, Retailing and Distribution, Atlanta Office Managing Partner, and Securities and Exchange Reviewing Partner. Mr. Sands was a member of the firm’s National Audit Leadership Team and a Trustee on the KPMG Foundation Board of Directors. Prior to joining KPMG LLP in 1970, Mr. Sands served as an officer in the United States Army, including a tour of duty in the Republic of South Vietnam. Mr. Sands currently serves on the Board of Directors of The Atlanta Convention and Visitors Bureau and the Advisory Board of The Atlanta Alliance on Developmental Disabilities. Mr. Sands is a member of The Rotary Club of Atlanta, where he has served as Treasurer, The Atlanta Athletic Club, and The Duluth First United Methodist Church. Past board of director involvement includes the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce and the One Ninety-One Club. Mr. Sands received a Bachelor of Business Administration degree from the University of Georgia. He has been a member of the School of Accounting Advisory Council at University of Georgia. He is a retired Certified Public Accountant in the State of Georgia.

Our board of directors, excluding Mr. Sands, has determined that Mr. Sands’ extensive accounting and auditing background and experience serving as a director for other organizations, are all relevant experiences, attributes and skills that enable Mr. Sands to effectively carry out his duties and responsibilities as director. Consequently, our board of directors has determined that Mr. Sands is a highly qualified candidate for directorship and should therefore serve as one of our directors.

Compensation of Our Executive Officers

Our executive officers do not receive compensation from us for services rendered to us. Our executive officers are also officers of Wells TIMO, our advisor, and its affiliates and are compensated by these entities, in part, for their services to us. As a result, our board of directors has determined that it is not necessary to establish a compensation committee. See “Certain Relationships and Related Transactions, and Director Independence” below for a discussion of the fees paid to and services provided by Wells TIMO, Wells Capital, and its affiliates.

Compensation of Directors

We have provided below certain information regarding compensation paid to our directors during fiscal year 2009.

Name	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	Total ($)
Jess E. Jarratt(1)	$—	$—	$—
Michael P. McCollum	$47,500	—	$47,500
E. Nelson Mills	$48,750	—	$48,750
Donald S. Moss	$48,000	—	$48,000
Willis J. Potts, Jr.	$49,750	—	$49,750

(1)	Directors who are also our executive officers do not receive compensation for services rendered as a director.
(2)

Includes amounts paid in the form of shares of our stock, as directors have the ability to elect to receive their annual retainer in an equivalent value of shares of stock, to be issued at $9.12 per share (which represents the purchase price per share that we would receive in our initial offering after deducting the selling commission and dealer-manager fee).

(3)

Reflects the aggregate fair value computed as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). See Note 9—Stockholders’ Equity in the consolidated financial statements accompanying our Annual Report on Form 10-K for an explanation of the valuation model assumptions used. As of December 31, 2009, options to purchase a total of 22,000 of our shares of common stock were outstanding. The exercise price of all outstanding options is $10.00 per share.

Cash Compensation

We pay each of our Independent Directors:

•	an annual retainer of $18,000;

•	$2,000 per regularly scheduled board meeting attended;

•	$1,500 per regularly scheduled committee meeting attended (committee chairpersons receive an additional $500 per committee meeting for serving in that capacity); and

•	$250 per special board or committee meeting attended whether held in person or by telephone conference.

Directors have the ability to elect to receive their annual retainer in an equivalent value of shares of stock, to be issued at $9.12 per share (which represents the purchase price per share that we would receive in our initial public offering after deducting the selling commission and dealer-manager fee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

Director Incentive Plan

On November 13, 2009, our board of directors amended and restated our independent directors compensation plan (the “Director Plan”) to provide for the issuance of restricted stock, rather than options, as non-cash compensation to our independent directors. The Director Plan as amended and restated provides that each independent director elected or appointed to our board on or after November 13, 2009 shall receive a grant of 2,500 shares of restricted stock upon his or her initial election or appointment. Upon each subsequent re-election to the board, each independent director will receive a subsequent grant of 1,000 shares of restricted stock. One-third of the shares of restricted stock granted upon election and re-election immediately vests, one-third vests on the first anniversary of the date of grant, and one-third vests on the second anniversary of the date of grant.

Pursuant to the Director Plan effective before November 13, 2009, the date on which the Director Plan was amended and restated, we authorized and reserved 100,000 shares of common stock for future issuance upon the exercise of stock options granted to the independent directors under our Director Plan.

Our board of directors or a committee of its independent directors administers the Director Plan, with sole authority (following consultation with Wells TIMO) to select participants, and determines the types of awards to be granted and all of the terms and conditions of the awards, including whether the grant, vesting, or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the Director Plan if the grant, vesting, and/or exercise of the awards would jeopardize our status as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by our board of directors or a committee of our independent directors, no award granted under the Director Plan will be transferable except through the laws of descent and distribution.

Prior to the amendment and restatement of our Director Plan to provide for the grant of restricted stock, and in addition to cash compensation, upon his or her election to our board, each independent director received a grant of options to purchase 2,500 shares of our common stock. Of the options granted, one-third were immediately exercisable on the date of grant, one-third became exercisable on the first anniversary of the date of grant, and the remaining one-third became exercisable on the second anniversary of the date of grant. The initial grant of options was anti-dilutive with an exercise price of $10.00 per share. Upon each subsequent re-election of the independent director to the board, he or she received a subsequent grant of options to purchase 1,000 shares of our common stock. The exercise price for the subsequent options was the greater of (1) $10.00 per share or (2) the fair market value of the shares on the date of grant. The stock options will lapse on the first to occur of (1) the tenth anniversary of the date of grant, or (2) the removal for cause of the independent director as a member of the board of directors. Upon the occurrence of a change in control, or upon termination of the director’s service by reason of his or her death, disability, or termination without cause, the options will become fully vested and exercisable. Options are generally exercisable in the case of death or disability for a period of one year after death or the termination by reason of disability. No option issued may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code. The independent directors may not sell, pledge, assign, or transfer their options other than by will or the laws of descent or distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order.

We issued options to purchase 4,000 shares of common stock to our independent directors under our Director Plan prior to its amendment and restatement for each of 2009 and 2008. In accordance with FASB ASC Topic 718, we concluded that the fair value of these options estimated using the Black-Scholes-Merton model had no significant value. As of December 31, 2009, Messrs. McCollum, Mills, Moss, and Potts held, in the aggregate, options to purchase up to 22,000 shares of our common stock pursuant to our Director Plan. The amended and restated Director Plan no longer authorizes the grant of stock options.

We issued 2,500 shares of restricted stock to Mr. Sands upon his election as an independent director on March 23, 2010, under the terms of the amended and restated Director Plan. Upon their re-election, all independent directors will receive a grant of 1,000 shares of restricted stock which shall vest as discussed above.

Compensation Committee Interlocks and Insider Participation

There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

Equity Compensation Plan Information

We have adopted a long-term incentive plan, of which the Director Plan is a part, which will be used to attract and retain qualified independent directors, employees, advisors, and consultants considered essential to our long-range success (“2005 Long-Term Incentive Plan”). Under the terms of our 2005 Long-Term Incentive Plan, a total of 500,000 shares of common stock have been authorized and reserved for issuance, of which 100,000 of such common shares are authorized and reserved for issuance to independent directors under the Director Plan. The following table provides summary information on the securities issuable under our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	22,000	$10.00	478,000
Equity compensation plans not approved by security holders	—	—	—

Total	22,000	$10.00	478,000

(1)

We granted 5,500 options for our common stock, as defined in our 2005 Long-Term Incentive Plan, to each of our four independent directors, with the exception of Mr. Sands, prior to the amendment and restatement of the Director Plan on November 13, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following describes all transactions and currently proposed transactions between us and any related person since January 1, 2009 in which more than $120,000 was or will be involved and such related person had or will have a direct or indirect material interest. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and have determined that all such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Our Relationship with Wells Capital and Wells TIMO

Our executive officers, Leo F. Wells III, Douglas P. Williams and Randall D. Fretz, and one of our directors, Jess E. Jarratt, are also executive officers of Wells Capital, our sponsor, which is the manager of Wells TIMO, our advisor. Another director, E. Nelson Mills, is a Senior Vice President of Wells Capital. Mr. Wells is the sole director of our advisor and indirectly owns 100% of its equity. Pursuant to our advisory agreement (“Advisory Agreement”) with Wells TIMO to serve as our advisor with responsibility to oversee and manage our day-to-day operations and to perform other duties including the following:

•	find, present, and recommend to our board of directors real estate investment opportunities consistent with our investment policies and objectives;

•	structure the terms and conditions of our real estate acquisitions, sales, or joint ventures;

•	at the direction of our management, prepare all reports and regulatory filings, including those required by federal and state securities laws;

•	arrange for financing and refinancing of properties;

•	oversee the performance of any property managers or asset managers, including our timber manager;

•	review and analyze the properties’ operating and capital budgets;

•	generate an annual budget for us;

•	review and analyze financial information for each property and the overall portfolio;

•	if a transaction requires approval by the board of directors, deliver to the board of directors all documents requested by the board in its evaluation of the proposed transaction;

•	actively oversee the management of our properties for purposes of meeting our investment objectives;

•	perform cash management services;

•	perform transfer agent functions; and

•	engage our agents.

Our advisor is at all times subject to the supervision of our board of directors and has only such authority as we may delegate to it as our agent.

Under the terms of the Advisory Agreement, we are required to reimburse Wells TIMO for certain organization and offering costs up to the lesser of actual expenses, or 1.2% of the total gross offering proceeds raised. As of December 31, 2009, we have incurred and charged to additional paid-in capital cumulative organization and other offering costs of approximately $2.1 million related to our initial public offering and approximately $0.2 million related to our follow-on offering, which represents approximately 1.2% of cumulative gross proceeds raised under both the initial and follow-on public offerings. As of December 31, 2009, Wells TIMO and its affiliates have incurred aggregate organization and offering expenses related to our initial public offering and follow-on offering of approximately $7.0 million and $1.5 million, respectively. Upon the expiration of our initial public offering on August 11, 2009, approximately $4.9 million of organization and offering expenses related to our initial public offering that had not been incurred and charged to additional paid-in capital was expensed by Wells TIMO and is not subject to reimbursement by us.

Under the terms of the Advisory Agreement, we pay a monthly asset management fee equal to one-twelfth of 1% of the greater of (i) the gross cost of all investments made on our behalf and (ii) the aggregate value of such investments. Wells TIMO may engage experienced timber management companies to assist Wells TIMO with certain of its responsibilities under the Advisory Agreement, including investing in timberland and selling timber on our behalf. Any timber managers would perform these services under contracts with Wells TIMO and would be compensated by Wells TIMO under the terms of such contracts. For the year ended December 31, 2009, Wells TIMO earned approximately $4.0 million in asset management fees.

We reimburse Wells TIMO for all costs and expenses it incurs in fulfilling its duties as the asset portfolio manager. These costs and expenses may include wages and salaries and other employee-related expenses of Wells TIMO’s employees engaged in management, administration, operations, and marketing functions. Employee-related expenses include taxes, insurance, and benefits relating to such employees, and legal, travel, and other out-of-pocket expenses that are directly related to the services they provide. Wells TIMO allocates its reimbursable costs of providing these services among us and the various affiliated public real estate investment programs (the “Wells Real Estate Funds”) based on time spent on each entity by individual personnel. For the year ended December 31, 2009, Wells TIMO had incurred such costs and expenses for approximately $1.9 million. In addition to costs and expenses incurred in fulfilling its duties as the asset portfolio manager, Wells TIMO funded approximately $46,000 of operating expenses on behalf of us for the year ended December 31, 2009, which we will reimburse to Wells TIMO.

We pay a fee to Wells TIMO for services related to the disposition of investment properties. When we sell a property, if Wells TIMO provided a substantial amount of services in connection with the sale (as determined by our independent directors), we will pay Wells TIMO a fee equal to (i) for each property sold at a contract price up to $20.0 million, up to 2.0% of the sales price; and (ii) for each property sold at a contract price in excess of $20.0 million, up to 1.0% of the sales price. The precise amount of the fee within the preceding limits will be determined by our board of directors, including our independent directors, based on the level of services provided and market norms. The real estate disposition fee may be in addition to real estate commissions paid to third parties. However, the total real estate commissions (including such disposition fee) may not exceed the lesser of (i) 6.0% of the sales price of each property or (ii) the level of real estate commissions customarily charged in light of the size, type, and location of the property. For the year ended December 31, 2009, we incurred related-party disposition fees of approximately $0.1 million.

For the year ended December 31, 2009, the aggregate amount of advisory fees and other fees incurred or paid to our advisor and any affiliate of our advisor by us (including fees or charges paid to our advisor and any affiliate of the advisor by third parties doing business with us) was approximately $6.7 million. As of December 31, 2009, approximately $16.6 million was due to Wells TIMO for advisory fees and administrative and operating expenditures funded on behalf of us pursuant to the Advisory Agreement. This amount due to Wells TIMO is non-interest-bearing and has no specific maturity date, but we intend to repay this amount once allowed under the terms of our credit facility.

Effective July 11, 2010, our Advisory Agreement is renewed and has a one-year term expiring July 10, 2011, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. We may terminate the Advisory Agreement without penalty upon 60 days’ written notice, subject to the terms of our credit agreements. If we terminate the Advisory Agreement, we will pay Wells TIMO all unpaid reimbursements of expenses and all earned but unpaid fees, subject to the restrictions of our credit facility.

Our board of directors, including a majority of our independent directors, determined that the terms of the Advisory Agreement are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Our Relationship with WIS

Mr. Wells indirectly owns 100% of our dealer-manager, Wells Investment Securities, Inc. (“WIS”). In addition, Messrs. Fretz and Williams are directors of WIS. Our dealer-manager is entitled to receive selling commissions of 7.0% of aggregate gross offering proceeds. WIS reallows 100% of these selling commissions to participating broker/dealers, net of discounts. There is no selling commission for shares sold under the distribution reinvestment plan. For the year ended December 31, 2009, we incurred selling commissions, net of discounts, of $3.9 million to WIS, of which approximately 100% was reallowed to participating broker/dealers.

WIS also earns a dealer-manager fee of 1.8% of gross offering proceeds at the time the shares are sold. WIS may reallow to participating broker/dealers some or all of these fees. There is no dealer-manager fee for shares sold under the distribution reinvestment plan. For the year ended December 31, 2009, WIS earned dealer-manager fees, net of discounts, from us of approximately $1.1 million, of which approximately $0.5 million was reallowed to participating broker/dealers.

Our board of directors, including a majority of our independent directors, believes that this arrangement with WIS is fair. The compensation payable to WIS reflects our belief that such selling commissions and dealer-manager fees will maximize the likelihood that we will be able to achieve our goal of acquiring a large, diversified portfolio of high-quality, income-producing properties.

Our Relationship with Wells REF

On December 31, 2009, we issued 800 shares of Series B preferred stock to Wells REF for a total purchase price of $0.8 million, or $1,000 per share. The proceeds from the sale of the Series B preferred stock were used to fund a portion of a principal payment on a subordinated loan agreement with Wachovia Bank, N.A. Dividends accrue on the Series B preferred stock daily at a rate of 8.5% per year, subject to adjustments in the event of a stock dividend, split, combination, or other similar recapitalization with respect to the Series B preferred stock. If authorized by our board of directors and declared by us, accruing dividends on the Series B preferred stock are payable on September 30, 2010, and on September 30 of each year thereafter. The Series B preferred stock is not convertible into shares of our common stock. If we are liquidated or dissolved, the holders of the Series B preferred stock are entitled to receive the issue price of $1,000 per share plus any accrued and unpaid dividends, whether or not declared, before any payment may be made to the holders of our common stock or any other class or series of our capital stock ranking junior on liquidation to the Series B preferred stock. The Series B preferred stock ranks on parity with our Series A preferred stock with respect to dividends and payments upon our dissolution. As of December 31, 2009, Wells REF held approximately $31.7 million and $11.4 million of our Series A and Series B preferred stock, respectively. As of December 31, 2009, approximately $0.7 million is due to Wells REF related to an amendment fee funded on our behalf by Wells REF in March 2009.

Because the repayment of the amendment fee to Wells REF is a related party transaction, our board of directors, including a majority of our independent directors, determined that the repayment of the amendment fee to Wells REF was fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Certain Relationships Involving our Directors

George W. Sands, one of our directors, is also currently a director of Wells REIT II, an entity for which Wells Capital serves as the advisor.

Certain Conflict Resolution Procedures

Independent Directors

Our independent directors are empowered to resolve potential conflicts of interest. Serving on the board of, or owning an interest in, another Wells-sponsored program will not, by itself, preclude a person from being named an independent director. The independent directors, who are authorized to retain their own legal advisor and financial advisor, are empowered to act on any matter permitted under Maryland law if the matter at issue is such that the exercise of independent judgment by Wells TIMO affiliates could reasonably be compromised. Those conflict-of-interest matters that the board of directors cannot delegate to a committee under Maryland law must be acted upon by both the board of directors and a majority of our independent directors. Among the matters we expect our independent directors to act upon are:

•	the continuation, renewal, or enforcement of our agreements with Wells TIMO and its affiliates, including the Advisory Agreement and the dealer-manager agreement;

•	public offerings of securities;

•	transactions with affiliates;

•	compensation of our officers and directors who are affiliated with our advisor;

•	whether and when we apply to list our shares of common stock on a national securities exchange; and

•	whether and when we seek to sell our company or our assets.

Other Charter Provisions Relating to Conflicts of Interest

In addition to providing for our independent directors to act together to resolve potential conflicts, our charter contains many other restrictions relating to conflicts of interest including the following:

Advisor Compensation. The independent directors evaluate at least annually whether the compensation that we contract to pay to Wells TIMO and its affiliates is reasonable in relation to the nature and quality of services performed and to our investment performance and whether such compensation is within the limits prescribed by our charter. The independent directors supervise the performance of Wells TIMO and its affiliates to determine that the provisions of our compensation arrangements are being carried out, and whether or not to increase or decrease the amount of compensation payable to Wells TIMO. The independent directors base their evaluation of Wells TIMO on the factors set forth below as well as any other factors that they deem relevant:

•	the amount of the fees paid to Wells TIMO and its affiliates in relation to the size, composition, and performance of our investments;

•	the success of Wells TIMO in generating appropriate investment opportunities;

•	the rates charged to other REITs and others by advisors performing similar services;

•	additional revenues realized by Wells TIMO and its affiliates through their relationship with us, including whether we pay them or they are paid by others with whom we do business;

•	the quality and extent of service and advice furnished by Wells TIMO and its affiliates;

•	the performance of our investment portfolio; and

•	the quality of our portfolio relative to the investments generated by Wells TIMO for its own account and for its other clients.

We can pay Wells TIMO a real estate disposition fee in connection with the sale of a property only if it provides a substantial amount of the services in the effort to sell the property. If Wells TIMO does provide substantial assistance, we will pay it or its affiliates an amount as determined by our board of directors, including our independent directors, to be appropriate based on market norms and not to exceed (i) for any property sold at a price of $20.0 million or less, 2.0% of the contract price of the property sold and (ii) for any property sold at a price greater than $20.0 million, 1.0% of the contract price of the property sold. However, in no event may the aggregate real estate disposition fees paid to Wells TIMO, its affiliates, and unaffiliated third parties exceed 6.0% of the contract sales price.

Term of Advisory Agreement. Each contract for the services of our advisor may not exceed one year, although there is no limit on the number of times that the contract with a particular advisor may be renewed. Either a majority of our independent directors or our advisor may terminate our Advisory Agreement with Wells TIMO without cause or penalty on 60 days’ written notice. In the event our Advisory Agreement with Wells TIMO is terminated and a successor advisor is appointed, our board of directors must determine that the successor advisor possesses sufficient qualifications to perform the services described in the Advisory Agreement and that the compensation we will pay to the successor advisor will be reasonable in relation to the services provided. Our advisor also owns 100 special units in Wells Timberland Operating Partnership, L.P. (“Wells Timberland OP”), representing 100% of this class of limited partnership interest. These special units entitle our advisor to receive certain distributions and payments only in the event that certain performance-based conditions are satisfied at the time such amounts become payable. The special units do not entitle the holder to any of the rights of a holder of common units, including the right to regular distributions from operations. The special units may be redeemed by our advisor resulting in a one-time payment to the holder of the special units upon the earlier of (i) the listing of our common stock on a national securities exchange or (ii) the termination or nonrenewal of the Advisory Agreement under certain conditions. In the event of a termination or nonrenewal of the Advisory Agreement under those conditions, the one-time payment to the holder of the special units will be the amount that would have been distributed with respect to the special units if Wells Timberland OP had sold all of its assets for their then fair market values (as determined by appraisal), except for cash and those assets which can be readily marked to market, paid all of its liabilities, and distributed any remaining amount to the holders of units in liquidation of Wells Timberland OP.

Our Acquisitions, Dispositions, and Leases. We will not purchase or lease properties in which Wells TIMO or our directors, or any of their affiliates have an interest without a determination by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the affiliated seller or lessor unless there is substantial justification for the excess amount. In no event will we acquire any such property at an amount in excess of its current appraised value as determined by an independent expert selected by our independent directors not otherwise interested in the transaction. In addition, we will not sell or lease properties to Wells TIMO, our directors, or any of their affiliates unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction determine that the transaction is fair and reasonable to us.

Other Transactions Involving Affiliates. A majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction must conclude that all other transactions, including joint ventures, between us and Wells TIMO, our directors or any of their affiliates are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

No Limitation on Other Business Activities. Our charter does not prohibit Wells TIMO, our directors or officers, or any of their affiliates from engaging, directly or indirectly, in any other business or from owning interests in any other business ventures, including business ventures involved in the acquisition, ownership, management, or sale of timberland or other types of properties.

Limitation on Operating Expenses. Wells TIMO must reimburse us the amount by which our aggregate annual total operating expenses exceed the greater of 2% of our average invested assets or 25% of our net income unless our independent directors have determined that such excess expenses were justified based on unusual and nonrecurring factors. Within 60 days after the end of any of our fiscal quarters for which total operating expenses for the 12 months then ended exceeded the limitation, we will send to our stockholders a written disclosure, together with an explanation of the factors the independent directors considered in arriving at the conclusion that the excess expenses were justified. “Average invested assets” means the average monthly book value of our assets for a specified period before deducting depreciation, bad debts, or other noncash reserves. “Total operating expenses” means all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles applicable in the United States, that are in any way related to our operation, including advisory fees, but excluding (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration, and stock exchange listing of our stock; (ii) interest payments; (iii) taxes; (iv) noncash expenditures such as depreciation, amortization, and bad debt reserves; (v) reasonable incentive fees based on the gain from the sale of our assets; (vi) acquisition fees and acquisition expenses; (vii) real estate disposition fees on the resale of property; and (viii) other expenses connected with the acquisition, disposition, management, and ownership of real estate interests or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

Issuance of Options and Warrants to Certain Affiliates. Our charter prohibits the issuance of options or warrants to purchase our capital stock to Wells TIMO, our directors or any of their affiliates (a) on terms more favorable than we offer such options or warrants (if any) to the general public or (b) in excess of an amount equal to 10% of our outstanding capital stock on the date of grant.

Repurchase of Our Shares. Our charter prohibits us from paying a fee to Wells TIMO or our directors or any of their affiliates in connection with our repurchase of our capital stock.

Loans. We will not make any loans to Wells TIMO or to our directors or any of their affiliates. In addition, we will not borrow from Wells TIMO, our directors or any of their affiliates unless a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction approve the transaction as being fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will apply only to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers or Wells TIMO or its affiliates.

Voting of Shares Owned by Affiliates. Wells TIMO, our directors or any of their affiliates who acquire shares of our common stock may not vote their shares regarding (i) the removal of any of them or (ii) any transaction between any of them and us. In determining the requisite percentage in interest of shares to approve any matter on which Wells TIMO, our directors or any of their affiliates may not vote, any shares owned by any of them will not be included.

Allocation of Investment Opportunities

Since our company is the only Wells program to date formed for the purpose of investing primarily in timberland, we do not expect that Wells TIMO or the Wells Capital personnel who perform services for us on behalf of Wells TIMO will face substantial conflicts in allocating, among us and other Wells programs, investment opportunities that are suitable for us, at least until such time, if ever, as another Wells program is formed for the purpose of investing in timberland.

In the event that Wells TIMO manages another program in the future for which timberland investments are suitable, Wells TIMO will be required to present each investment opportunity it identifies to the program for which the investment opportunity is most suitable. This determination is made by Wells TIMO. However, our Advisory Agreement with Wells TIMO requires that Wells TIMO make this determination in a manner that is fair without favoring any other Wells-sponsored program. In determining the Wells-sponsored program for which an investment opportunity would be most suitable, Wells TIMO will consider the following factors:

•	the investment objectives and criteria of each program;

•	the cash requirements of each program;

•	the effect of the acquisition both on diversification of each program’s investments by type of property and geographic area and, if applicable, on diversification of the lessees of its properties;

•	the policy of each program relating to leverage of properties;

•	the anticipated cash flow of each program;

•	the income tax effects of the purchase on each program;

•	the size of the investment; and

•	the amount of funds available to each program and the length of time such funds have been available for investment.

In the event that Wells TIMO serves as the sponsor, manager, or advisor to another Wells timberland program and an investment opportunity becomes available that is equally suitable for us and one or more such other programs, then Wells TIMO will offer the investment opportunity to the entity that has had the longest period of time elapsed since it was offered an investment opportunity. If a subsequent event or development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of Wells TIMO, to be more appropriate for another Wells program, Wells TIMO may offer the investment to another Wells program.

Our Advisory Agreement with Wells TIMO requires that Wells TIMO periodically inform our independent directors of the investment opportunities it has offered to other Wells programs so that the independent directors can evaluate whether we are receiving our fair share of opportunities. Wells TIMO is to inform our independent directors of such investment opportunities quarterly. Wells TIMO’s success in generating investment opportunities for us and its fair allocation of opportunities among Wells programs are important criteria in our independent directors’ determination to continue or renew our arrangements with Wells TIMO and its affiliates. Our independent directors have a duty to ensure that Wells TIMO fairly applies its method for allocating investment opportunities among the Wells-sponsored programs.

Director Independence

We have a six-member board of directors. Two of our directors, Jess Jarratt and E. Nelson Mills, are affiliated with Wells Capital or its affiliates, and we do not consider them to be independent directors. The four remaining directors qualify as “independent directors” as defined in our charter, which is available on our web site at www.WellsTimberland.com, in compliance with the requirements of the NASAA Guidelines. Our charter provides that a majority of the directors must be “independent directors.” As defined in our charter, an “independent director” is a person who is not, on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with our sponsor or our advisor by virtue of (i) ownership of an interest in the sponsor, the advisor, or any of their affiliates, other than us; (ii) employment by the sponsor, the advisor, or any of their affiliates; (iii) service as an officer or director of the sponsor, the advisor, or any of their affiliates, other than as one of our directors; (iv) performance of services, other than as a director, for us; (v) service as a director or trustee of more than three real estate investment trusts organized by the sponsor or advised by the advisor; or (vi) maintenance of a material business or professional relationship with the sponsor, the advisor, or any of their affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the director from the sponsor, the advisor, and their affiliates (excluding fees for serving as one of our directors or as a director of any other REIT or real estate program organized or advised or managed by the advisor or its affiliates) exceeds 5.0% of either the director’s annual gross revenue during either of the last two years or the director’s net worth on a fair market value basis. An indirect association with the sponsor or the advisor shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law, or brother- or sister-in-law is or has been associated with the sponsor, the advisor, any of their affiliates, or with us. One of our independent directors, George W. Sands, may face conflicts of interest because he has affiliations with other programs sponsored by Wells Capital and its affiliates.

Each of our independent directors would also qualify as independent under the rules of the New York Stock Exchange, and our Audit Committee members would qualify as independent under the New York Stock Exchange’s rules applicable to Audit Committee members. However, we are not listed on the New York Stock Exchange.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock and Series A and Series B preferred stock, as of April 30, 2010, by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock and our Series A or Series B preferred stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

	Shares Beneficially Owned
Name of Beneficial Owners(1)	Shares	Percentage
Common Stock
Wells Timberland Management Organization, LLC(2)	20,000	*
Leo F. Wells III, President(2)	163,957	*
Douglas P. Williams, Executive Vice President, Secretary, and Treasurer	1,096	*
Jess E. Jarratt	2,741	*
Randall D. Fretz, Senior Vice President	548	*
Michael P. McCollum(3)	5,500	*
E. Nelson Mills(3)	6,322	*
Donald S. Moss(3)	6,560	*
Willis J. Potts, Jr.(3)	10,269	*
George W. Sands(4)	2,500
All directors and executive officers as a group (9 persons)	219,493	1.1%

Series A Preferred Stock
Wells Real Estate Funds, Inc.(2),(5)	31,678	98.6%

Series B Preferred Stock
Wells Real Estate Funds, Inc.(2),(5)	11,350	98.7%

*	Less than 1%
(1)

Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, is treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but is not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)

As the sole stockholder of Wells REF, which directly or indirectly owns Wells Capital, the sole owner of Wells TIMO, Mr. Wells may be deemed the beneficial owner of the shares held by Wells TIMO. Wells TIMO also holds 200 common units in Wells Timberland OP and 100 special units in Wells Timberland OP. Mr. Wells is also deemed to be the beneficial owner of 31,678 shares of Series A preferred stock and 11,350 shares of Series B preferred stock held by Wells Real Estate Funds, Inc.

(3)	Includes shares issuable upon the exercise of options which are immediately exercisable.
(4)	Reflects initial grant 2,500 shares of restricted stock pursuant to the amended and restated 2005 Long-Term Incentive Plan.
(5)

Pursuant to the terms of the third amendment to the Mezzanine Loan agreement dated October 15, 2008, Wells REF, as guarantor of the Mezzanine Loan, agreed to transfer 450 shares of Series A preferred stock and 150 shares of Series B preferred stock to Wachovia Bank, administrative agent to the Mezzanine Loan agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, executive officers and any persons beneficially owning more than 10% of our common stock are required to file reports of ownership and changes in ownership of such stock with the SEC. Based solely on our review of copies of these reports filed with the SEC and written representations furnished to us by our officers and directors, we believe that all of the persons subject to the Section 16(a) reporting requirements filed the required reports on a timely basis with respect to fiscal year 2009.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The SEC now permits corporations to send a single set of annual disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the corporation provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding shares of our common stock, you should have already received a householding notification from us. If you have any questions or require additional copies of the annual disclosure documents, please contact our Client Services Department by mail at Wells Client Services Department, P.O. Box 2828, Norcross, Georgia 30091-2828 or by telephone at 1-800-557-4830. We will arrange for delivery of a separate copy of this proxy statement or our annual report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

PROPOSALS YOU MAY VOTE ON

Whether you plan to attend the meeting and vote in person or not, we urge you to authorize your proxy. Stockholders have the following three options for authorizing a proxy: (1) over the Internet, (2) by telephone, or (3) by mail, using the enclosed proxy card. Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

PROPOSAL 1. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of six nominees to our board of directors. Those persons elected will serve as directors until the 2011 annual stockholders meeting and until their respective successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

•	Jess E. Jarratt

•	Michael P. McCollum

•	E. Nelson Mills

•	Donald S. Moss

•	Willis J. Potts, Jr.

•	George W. Sands

Each of the nominees for director is a current member of our board of directors. Detailed information on each nominee is provided on pages 12 through 16.

If you return a properly executed proxy card, unless you direct them to withhold your votes, the individuals named as proxies will vote your shares “FOR” the election of each of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

Under our charter and bylaws, the affirmative vote of the holders of a majority of the shares of stock entitled to vote and present in person or by proxy at a meeting of stockholders is required for the election of the directors. “Withhold” votes will count toward the establishment of a quorum but they will have the effect of votes against the election of the nominees to our board of directors.

Recommendation

Your board of directors unanimously recommends a vote “FOR” all nominees listed for re-election as directors.

PROPOSALS 2.A – C. AMENDMENT AND RESTATEMENT OF OUR CHARTER

Introduction

Our board of directors has declared the amendment and restatement of our charter advisable and directed that the three proposals in connection with the amendment and restatement of our charter be submitted for consideration at the annual meeting. A form of Fifth Articles of Amendment and Restatement, marked to reflect the proposed amendments to our current charter, is attached to this proxy statement as Appendix A and this summary of the provisions of the Fifth Articles of Amendment and Restatement is qualified in its entirety by reference to Appendix A, which you should read in its entirety. The three proposals amend the current charter to: (A) expressly permit our board of directors to authorize and us to declare and pay dividends to our stockholders in the form of our stock, (B) make revisions requested by a state securities administrator with respect to investor suitability determinations by our sponsor and SEC filings made in connection with any future roll-up transactions and (C) make certain minor corrections and clarifications. Each of these proposals is described in more detail below.

A. Payment of Dividends in the Form of Our Stock

On March 24, 2010, we, through one of our subsidiaries, entered into a five-year senior loan agreement for $211.0 million (the “Mahrt Loan”), with Wells Fargo Securities, LLC and CoBank, ACB serving as administrative agent. The Mahrt Loan amended and restated the terms of our then-existing loan agreements entered into in connection with the acquisition of our timberland. The terms of the Mahrt Loan include restrictive covenants that prohibit us from paying cash distributions or redeeming shares until we achieve certain financial performance measures under the Mahrt Loan, except for distributions required to maintain our status as a REIT. However, we are permitted under the terms of the Mahrt Loan to pay distributions in the form of a stock dividend to our stockholders. Currently, our charter contains a prohibition on the payment of “distributions in kind.” In order to expressly permit our board of directors to authorize and us to declare and pay a stock dividend, we are amending our charter to provide an exception to the “distribution in kind” prohibition.

If this proposal is approved by the stockholders, our current charter will be amended to provide an exception for the shares of our stock to the prohibition on the payment of “distributions in kind.” This will permit our board of directors to authorize and us to declare and pay common stock dividends to our common stockholders.

B. State Securities Administrator Revisions

In connection with our follow-on offering, and because our shares are not listed on a national securities exchange and are not anticipated to be listed on a national securities exchange in connection with our follow-on offering, we are required to register our follow-on offering with the state securities administrator in each state in which we offer securities for sale. Accordingly, we applied to register the offering in 50 states, the District of Columbia, and Puerto Rico. After reviewing our application, one state has requested that we make amendments to our charter. Another state has conditioned its clearance on the clearance of the state requesting the charter amendments. If our stockholders do not approve this proposal to amend our charter, we may not be able to sell shares in our follow-on offering in those states.

The revisions requested by the state securities administrator clarify that our sponsor, Wells Capital, as well as each person selling common stock on our behalf, must make every reasonable effort to determine that the purchase of the common stock is a suitable and appropriate investment for the purchaser. The revisions also require that if our assets are appraised in connection with a roll-up transaction (as defined in our charter), that appraisal must be filed as an exhibit to any prospectus filed with the SEC for the surviving entity of the roll-up transaction. At the request of the state securities administrator, we previously included these provisions in our bylaws pending the amendment of our charter. Therefore, approval of this proposal to amend our charter will also constitute approval of the deletion of these provisions, as well as the requirement that stockholders approve any amendment of these provisions, from our bylaws.

If this proposal to amend our charter is approved by the stockholders, we will satisfy the requests by the state securities administrator with respect to the revisions requested by it to our charter. Should the charter remain the only outstanding issues pending in that state, and should the amended and restated charter satisfy these final issues in that state, the state securities administrator will have the authority to permit offers and sales of our common stock to residents of that state (which would also permit us to offer and sell shares of common stock in the state conditioning its clearance on the first state), which we believe will increase our ability to raise offering proceeds and amounts available for investment.

C. Minor Corrections and Clarifications

Finally, certain minor corrections will be made to our current charter either for clarification purposes or to be consistent with the Maryland General Corporation Law, the NASAA Guidelines or other provisions of the charter. These include clarification of certain defined terms and cross references, as well as conforming language to the corresponding provisions of the Maryland General Corporation Law.

Effectiveness

If one or more of the proposals to amend our charter is approved by the stockholders, the Fifth Articles of Amendment and Restatement reflecting the approved amendments will be filed with the State Department of Assessments and Taxation of Maryland (“SDAT”), and the amendment and restatement as described above will be effective upon the acceptance for record of the Fifth Articles of Amendment and Restatement by the SDAT.

Vote Required

Approval of each of the proposals to amend our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. You may vote for or against or abstain on each proposal to amend our charter. Abstentions and broker nonvotes will count toward the presence of a quorum, but have the same effect as votes against the proposals to amend our charter. Proxies received will be voted “FOR” the approval of each of the proposals to amend our charter unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendments of our charter. Accordingly, to the extent that you object to the proposed amendments of our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Presentation of Proposed Fifth Articles of Amendment and Restatement

A form of Fifth Articles of Amendment and Restatement, marked to reflect the proposed amendments to our current charter, is attached to this Proxy Statement as Appendix A.

Recommendation

Your board of directors unanimously recommends a vote “FOR” each of the proposals to amend our charter.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the next annual meeting must be received by our Secretary, Mr. Douglas P. Williams, at our executive offices no later than February 9, 2011. However, if we hold our annual meeting before July 10, 2011 or after September 8, 2011, stockholders must submit proposals for inclusion in our 2011 proxy statement within a reasonable time before we begin to print our proxy materials. If a stockholder wishes to nominate a director or present a proposal at the 2011 annual meeting, our current bylaws require that the stockholder give advance written notice to our Secretary no earlier than January 10, 2011 and no later than 5:00 pm, ET, on February 9, 2011.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

APPENDIX A

WELLS TIMBERLAND REIT, INC.

~~FOURTH~~FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  Wells Timberland REIT, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (which is hereinafter called the “Corporation”) is:

Wells Timberland REIT, Inc.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. ~~For purposes of these Articles, “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.~~

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201. The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201. The resident agent is a Maryland corporation.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses.  The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums.

Acquisition Fee.  The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

Advisor or Advisors.  The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to Section ~~9.1~~8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

Advisory Agreement.  The term “Advisory Agreement” shall mean the agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.

Affiliate or Affiliated.  The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Aggregate Share Ownership Limit.  The term “Aggregate Share Ownership Limit” shall mean not more than 9.8% in value of the aggregate of the outstanding Shares.

Asset.  The term “Asset” shall mean any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.

Average Invested Assets.  The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly, in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Board or Board of Directors.  The term “Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.

Business Day.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws.  The term “Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time.

Charitable Beneficiary.  The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust.  The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.

Charitable Trustee.  The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as Trustee of the Charitable Trust.

Charter.  The term “Charter” shall mean the charter of the Corporation.

Code.  The term “Code” shall have the meaning as provided in Article II herein.

Commencement of the Initial Public Offering.  The term “Commencement of the Initial Public Offering” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

Common Share Ownership Limit.  The term “Common Share Ownership Limit” shall mean not more than 9.8% (in value or in number of Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares.

Common Shares.  The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.

Competitive Real Estate Commission.  The term “Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

Construction Fee.  The term “Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.

Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Contract Purchase Price.  The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.

Corporation.  The term “Corporation” shall have the meaning as provided in Article I herein.

Dealer Manager.  The term “Dealer Manager” shall mean Wells Investment Securities, Inc., an Affiliate of the Corporation, or such other Person selected by the Board to act as the dealer manager for an Offering.

Development Fee.  The term “Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

Director.  The term “Director” shall have the meaning as provided in Section 7.1 herein.

Distributions.  The term “Distributions” shall mean any distributions of money or other property, pursuant to Section 5.5 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

Excepted Holder.  The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created ~~by Article VI hereof or~~ by the Board of Directors pursuant to Section 6.1.7.

Excepted Holder Limit.  The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 and subject to adjustment pursuant to Section 6.1.8, the percentage limit established by the Board of Directors pursuant to Section 6.1.7.

Excess Amount.  The term “Excess Amount” shall have the meaning as provided in Section 8.10 herein.

Exchange Act.  The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

Extension Amendment.  The term “Extension Amendment” shall have the meaning as provided in Article XV herein.

Gross Proceeds.  The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.

Indemnitee.  The term “Indemnitee” shall have the meaning as provided in Section 12.2(c) herein.

Independent Appraiser.  The term “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.

Independent Director.  The term “Independent Director” shall mean a Director who is not, on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Corporation, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Corporation, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates (excluding fees for serving as a director of the Corporation or other REIT or real estate program organized or advised or managed by the Advisor or its Affiliates) exceeds five percent of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.

Initial Date.  The term “Initial Date” shall mean the date on which ~~these~~the Fourth Articles of Amendment ~~are~~of the Corporation were accepted for record by the SDAT; provided, however, that, following any Restriction Termination Date, the term “Initial Date” shall mean the date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination of the Board of Directors that it is in the best interests of the Corporation to attempt to qualify or requalify as a REIT.

Initial Investment.  The term “Initial Investment” shall mean that portion of the initial capitalization of the Corporation contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.

Initial Public Offering.  The term “Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act.

Invested Capital.  The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Corporation to repurchase Shares pursuant to the Corporation’s plan for the repurchase of Shares.

Joint Ventures.  The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Corporation or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.

Leverage.  The term “Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

Listing.  The term “Listing” shall mean that the Common Shares have been approved for trading on a national securities exchange. Upon such Listing, the Common Shares shall be deemed Listed.

Market Price.  The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

MGCL.  The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

Mortgages.  The term “Mortgages” shall mean, in connection with mortgage financing provided, invested in, participated in or purchased by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

NASAA REIT Guidelines.  The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007.

Net Assets.  The term “Net Assets” shall mean the total assets of the Corporation (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.

Net Income.  The term “Net Income” shall mean for any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.

Net Sales Proceeds.  The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, legal fees and expenses and other selling expenses incurred by or allocated to the Corporation or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.

Non-Compliant Tender Offer.  The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 11.7 herein.

NYSE.  The term “NYSE” shall mean the New York Stock Exchange.

Offering.  The term “Offering” shall mean any offering and sale of Shares.

Operating Partnership.  The term “Operating Partnership” shall mean Wells Timberland Operating Partnership, L.P., a Delaware limited partnership, through which the Corporation may own Assets.

Organization and Offering Expenses.  The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Corporation in connection with the formation, qualification and registration of the Corporation, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

Person.  The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.

Plan of Liquidation.  The term “Plan of Liquidation” shall have the meaning as provided in Article XV herein.

Preferred Shares.  The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.

Prohibited Owner.  The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.1.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

Property or Properties.  The term “Property” or “Properties” shall mean, as the context requires, any or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.

Prospectus.  The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.

Real Property or Real Estate.  The term “Real Property” or “Real Estate” shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

Reinvestment Plan.  The term “Reinvestment Plan” shall have the meaning as provided in Section 5.10 herein.

REIT.  The term “REIT” shall mean a real estate investment trust under the REIT Provisions of the Code.

REIT Provisions of the Code.  The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date.  The term “Restriction Termination Date” shall mean the first day after any Initial Date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination of the Board of Directors that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Roll-Up Entity.  The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

Roll-Up Transaction.  The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(a)        a transaction involving securities of the Corporation that have been for at least twelve months listed on a national securities exchange; or

(b)        a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)        voting rights of the holders of Common Shares;

(ii)        the term of existence of the Corporation;

(iii)        Sponsor or Advisor compensation; or

(iv)        the Corporation’s investment objectives.

Sale or Sales.  The term “Sale” or “Sales” shall mean (i) any transaction or series of transactions whereby: (A) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Corporation or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Corporation or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Corporation in one or more Assets within 180 days thereafter.

SDAT.  The term “SDAT” shall have the meaning as provided in Section 5.4 herein.

Securities.  The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

Securities Act.  The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

Selling Commissions.  The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to Wells Investment Securities, Inc.

Shares.  The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.

Soliciting Dealers.  The term “Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

Sponsor.  The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

Stockholder List.  The term “Stockholder List” shall have the meaning as provided in Section 11.5 herein.

Stockholders.  The term “Stockholders” shall mean the holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.

Tendered Shares.  The term “Tendered Shares” shall have the meaning as provided in Section 11.7 herein.

Termination Date.  The term “Termination Date” shall mean the date of termination of the Advisory Agreement.

Total Operating Expenses.  The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to corporate business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

Transfer.  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

2%/25% Guidelines.  The term “2%/25% Guidelines” shall have the meaning as provided in Section 8.10 herein.

Unimproved Real Property.  The term “Unimproved Real Property” shall mean Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE V

STOCK

Section 5.1        Authorized Shares.  The Corporation has authority to issue 1,000,000,000 Shares, consisting of 900,000,000 shares of Common Stock, $.01 par value per share (“Common Shares”), and 100,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized Shares having par value is $10,000,000. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.

Section 5.2        Common Shares.

Section 5.2.1    Common Shares Subject to Terms of Preferred Shares.  The Common Shares shall be subject to the express terms of any series of Preferred Shares.

Section 5.2.2    Description.  Subject to the provisions of Article VI and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof. Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights. The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of Shares; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share of the Corporation bears to the book value of each outstanding publicly held Share.

Section 5.2.3    Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Corporation, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

Section 5.2.4    Voting Rights.  Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

Section 5.3        Preferred Shares.  The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more classes or series of Shares; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share of the Corporation bears to the book value of each outstanding publicly held Share.

Section 5.4        Classified or Reclassified Shares.  Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.

Section 5.5        Dividends and Distributions.  The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or Distributions, in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; however, Stockholders shall have no right to any dividend or Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities or securities of the Corporation, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Stockholders that accept such offer.

Section 5.6        Charter and Bylaws.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

Section 5.7        No Issuance of Share Certificates.  Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.

Section 5.8        Suitability of Stockholders.  Until Listing, the following provisions shall apply:

Section 5.8.1    Investor Suitability Standards.  Subject to suitability standards established by individual states, to become a Stockholder in the Corporation, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:

(a)        that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or

(b)        that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.

Section 5.8.2    Determination of Suitability of Sale.  ~~Each~~The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by ~~Stockholders~~a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; and (5) the tax consequences of the investment.

Each Person selling Common Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.

Each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. Each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.

Section 5.8.3    Minimum Investment and Transfer.  Subject to certain individual state requirements and except with respect to the issuance of Shares under the Reinvestment Plan, no initial sale or transfer of Shares will be permitted of less than $5,000; however, subsequent purchases of Shares and purchases of Shares made by investors who have prior investments with other Wells-sponsored programs may be made for not less than $100.

Section 5.9        Repurchase of Shares.  The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Corporation.

Section 5.10    Distribution Reinvestment Plans.  The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1        Shares.

Section 6.1.1    Ownership Limitations.  During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 6.3:

(a)        Basic Restrictions.

(i)        (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)        No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Corporation being “closely held”

within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)        Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)        Transfer in Trust.  If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i) or (ii),

(i)        then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii)        if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

Section 6.1.2    Remedies for Breach.  If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.

Section 6.1.3    Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.1.4    Owners Required To Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(a)        every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein.

(b)        each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5    Remedies Not Limited.  Subject to Section 7.10 hereof, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.1.6    Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

Section 6.1.7    Exceptions.

(a)        Subject to Section 6.1.1(a)(ii), the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if such Person agrees that any violation or attempted violation of Section 6.1.1(a)(ii) or Section 6.1.1(a)(iii) or any representations or undertakings on which the Board has conditioned such exemption or Excepted Holder Limit (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.

(b)        Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)        Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)        The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. The Board of Directors may reduce an Excepted Holder’s Except Holder Limit to the actual amount of such Excepted Holder’s Beneficial or Constructive Ownership; provided however, that no Excepted Holder Limit, with respect to the Common Share Ownership Limit, shall be reduced to a percentage that is less than the Common Share Ownership Limit, and no Excepted Holder Limit, with respect to the Aggregate Share Ownership Limit, shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

Section 6.1.8    Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits.  Subject to Section 6.1.2(a)(ii), the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer individuals to Beneficially Own more than 49.9% in value of the outstanding Shares.

Section 6.1.9    Legend.  Any certificate representing Shares shall bear substantially the following legend:

The Shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially or Constructively Own Common Shares of the Corporation in excess of 9.8% (in value or number of Shares) of the outstanding Common Shares of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares of the Corporation in excess of 9.8% of the value of the total outstanding Shares of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in Shares of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.

Section 6.2        Transfer of Shares in Trust.

Section 6.2.1    Ownership in Trust.  Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.

Section 6.2.2    Status of Shares Held by the Charitable Trustee.  Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares of the Corporation. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

Section 6.2.3    Dividend and Voting Rights.  The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.2.4    Sale of Shares by Charitable Trustee.  Within 20 days of receiving notice from the Corporation that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the

Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 6.2.5     Purchase Right in Shares Transferred to the Charitable Trustee.  Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions that has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.2.6    Designation of Charitable Beneficiaries.  By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.3        NYSE Transactions.  Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4        Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.5        Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1        Number of Directors.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall be six, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Directors shall not be fewer than three. A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The names of the Directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

Jess E. Jarratt
Michael P. McCollum
E. Nelson Mills
Donald S. Moss
Willis J. Potts, Jr.
George W. Sands

These Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board of Directors prior to the first annual meeting of Stockholders in the manner provided in the Bylaws.

The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-802(b) of the MGCL, but only if the Common Shares are then Listed and the Corporation is not subject to the NASAA REIT Guidelines, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.

Section 7.2        Experience.  Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.

Section 7.3        Committees.  The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.

Section 7.4        Term.  Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation, each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.

Section 7.5        Fiduciary Obligations.  The Directors and the Advisor serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders of the Corporation, including, with respect to the Directors, a specific fiduciary duty to supervise the relationship of the Corporation with the Advisor.

Section 7.6        Extraordinary Actions.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.7        Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 7.8        Preemptive Rights and Appraisal Rights.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section 7.9        Determinations by Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or Distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Directors shall be liable for making or failing to make such a determination; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.

Section 7.10        REIT Qualification.  If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to

Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VI is no longer required for REIT qualification.

Section 7.11        Removal of Directors.  Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.

ARTICLE VIII

ADVISOR

Section 8.1        Appointment and Initial Investment of Advisor.  The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor or its Affiliates have made an initial investment of $200,000 in the Corporation. The Sponsor or any such Affiliate may not sell this initial investment while the Sponsor or any Affiliate of the Sponsor remains an Affiliate but may transfer the initial investment to other Affiliates.

Section 8.2        Supervision of Advisor.  The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Corporation and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.

Section 8.3        Fiduciary Obligations.  The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.

Section 8.4        Affiliation and Functions.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

Section 8.5        Termination.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Board in making an orderly transition of the advisory function.

Section 8.6        Disposition Fee on Sale of Property.  Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation may pay the Advisor a real estate commission upon the Sale of one or more Properties, in an amount equal to the lesser of (i) one-half of the Competitive Real Estate Commission, or (ii) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.

Section 8.7        Incentive Fees.  Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisors and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor or any Affiliate.

Section 8.8        Organization and Offering Expenses Limitation.  Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.

Section 8.9        Acquisition Fees and Expenses.  Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price, or, in the case of a Mortgage, six percent of the funds advanced, provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.

Section 8.10        Reimbursement for Total Operating Expenses.  Unless otherwise provided in any resolution adopted by the Board of Directors, the Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of

Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.

Section 8.11        Reimbursement Limitation.  The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.

ARTICLE IX

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 9.1        Investment Objectives.  The Corporation’s primary investment objectives are: (i) to preserve, protect and return the Invested Capital of the Stockholders; (ii) to provide cash available for Distribution; and (iii) to realize capital appreciation upon the ultimate sale of the Assets. The sheltering from tax of income from other sources is not an objective of the Corporation. Subject to the restrictions set forth herein, if the Corporation elects to qualify for federal income tax treatment as a REIT, the Board will use its best efforts to conduct the affairs of the Corporation in such a manner as to continue to qualify the Corporation for the tax treatment provided in the REIT Provisions of the Code unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation; provided, however, that no Director, officer, employee or agent of the Corporation shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 12.2 hereof.

Section 9.2        Review of Objectives.  The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

Section 9.3        Certain Permitted Investments.  Until such time as the Common Shares are Listed, the following investment limitations shall apply:

(a)        The Corporation may invest in Assets, as defined in Article IV hereof.

(b)        The Corporation may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.

(c)        Subject to any limitations in Section 9.4, the Corporation may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

Section 9.4        Investment Limitations.  Until such time as the Common Shares are Listed, the following investment limitations shall apply. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following shall apply to the Corporation’s investments:

(a)        Not more than ten percent of the Corporation’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(b)        The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets and mortgages.

(c)        The Corporation shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(d)        The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.

(e)        The Corporation shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.

(f)        The Corporation shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share of the Corporation bears to the book value of each outstanding publicly held Share.

(g)        A majority of the Directors or of the members of a duly authorized committee of the Board of Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board of Directors or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.

(h)        The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.

(i)        The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

(j)        The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.

(k)        The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

ARTICLE X

CONFLICTS OF INTEREST

Section 10.1        Sales and Leases to the Corporation.  The Corporation may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for any such Asset exceed the Asset’s current appraised value.

Section 10.2        Sales and Leases to the Sponsor, Advisor, Directors or Affiliates.  An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation.

Section 10.3        Other Transactions.

(a)        No goods or services will be provided by the Advisor or its Affiliates to the Corporation, except for transactions in which the Advisor or its Affiliates provide goods or services to the Corporation in accordance with the Charter, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.

(b)        The Corporation shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof except Mortgages pursuant to Section 9.4(c) hereof or loans to wholly owned subsidiaries of the Corporation. The Sponsor, Advisor, Directors and any Affiliates thereof shall not make loans to the Corporation, or to joint ventures in which the Corporation is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties.

ARTICLE XI

STOCKHOLDERS

Section 11.1        Meetings.  There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or the chief executive officer or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation upon the written request of Stockholders holding in the aggregate not less than ten percent of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

Section 11.2        Voting Rights of Stockholders.  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11 hereof; (b) amendment of the Charter, without the necessity for the concurrence by the Board, as provided in Article XIII hereof; (c) dissolution of the Corporation, without the necessity for the concurrence by the Board; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in property; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of business; or (v) cause the merger or similar reorganization of the Corporation.

Section 11.3        Voting Limitations on Shares Held by the Advisor, Directors and Affiliates.  With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Section 11.4        Right of Inspection.  Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 11.5        Access to Stockholder List.  An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Corporation upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.

If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

Section 11.6        Reports.  The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (iv) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

Section 11.7        Tender Offers.  If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per ~~Share of~~ Common ~~Stock~~Share purchased in the Corporation’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 11.7. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.7 shall be of no force or effect with respect to any Shares that are then Listed.

ARTICLE XII

LIABILITY LIMITATION, INDEMNIFICATION

AND TRANSACTIONS WITH THE CORPORATION

Section 12.1        Limitation of Stockholder Liability.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of his being a Stockholder.

Section 12.2        Limitation of Director and Officer Liability; Indemnification.

(a)        Subject to the conditions set forth under Maryland law or in paragraph (c) or (d) below, no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b)        Subject to the conditions set forth under Maryland law or in paragraph (c) or (d) below, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Corporation. The rights to indemnification and advance of expenses provided hereby shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(c)        Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Corporation shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Corporation shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:

(i)        The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii)        The Indemnitee was acting on behalf of or performing services for the Corporation.

(iii)        Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv)        Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.

(d)        Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.

Section 12.3        Payment of Expenses.  The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (ii) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.2 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2--418(e) of the MGCL or any successor statute.

Section 12.4        Express Exculpatory Clauses in Instruments.  Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Section 12.5        Transactions with Affiliates.  The Corporation shall not engage in transactions with the Advisor, the Sponsor, a Director or any of the Corporation’s Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the Person who is party to the transaction and:

(a)        The transaction is fair and reasonable to the Corporation.

(b)        The terms and conditions of such transaction are not less favorable to the Corporation than those available from unaffiliated third parties.

(c)        If an acquisition is involved, the total consideration is not in excess of the appraised value of the Property being acquired, as determined by an Independent Appraiser.

ARTICLE XIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Sections 7.2, 7.5 and 7.11 of Article VII, Article IX, Article X, Article XII, Article XIV and Article XV hereof and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).

ARTICLE XIV

ROLL-UP TRANSACTIONS

In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Appraiser. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the securities commissions of the various states as an exhibit to the registration statement for the offering and the Roll-Up Entity using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:

(a)        accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b)        one of the following:

(i)        remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

(ii)        receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Corporation.

The Corporation is prohibited from participating in any proposed Roll-Up Transaction:

(a)        that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1 and 11.2 hereof;

(b)        that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(c)        in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or

(d)        in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.

ARTICLE XV

DURATION

In the event that Listing does not occur on or before August 11, 2018, then the Board of Directors must either (a) adopt a resolution that sets forth a proposed amendment to the Charter extending or eliminating this deadline (the “Extension Amendment”), declare that the Extension Amendment is advisable and direct that the proposed Extension Amendment be submitted for consideration at either an annual or special meeting of the Stockholders, or (b) adopt a resolution that declares that a proposed liquidation of the Corporation is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”). If the Board of Directors seeks the Extension Amendment as described above and the Stockholders do not approve such amendment, then the Board of Directors shall adopt a Plan of Liquidation and commence an orderly liquidation of the assets of the Corporation pursuant to such Plan of Liquidation. In the event that Listing occurs on or before August 11, 2018, the Corporation shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.

ARTICLE XVI

SERIES A PREFERRED STOCK

Section 16.1        Number of Shares and Designation.  This series of ~~preferred stock~~Preferred Shares shall be designated as Series A Preferred Stock and the number of shares which shall constitute such series shall be 35,000 shares, par value $0.01 per share, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the Board of Directors and is hereafter in this Article XVI called the “Series A Preferred Stock.” Each share of Series A Preferred Stock shall be identical in all respects to each other share of Series A Preferred Stock.

Section 16.2        Dividends.

Section 16.2.1    Accrual of Dividends.  From and after the date of the issuance of any shares of Series A Preferred Stock, dividends at the rate per annum of Eight and One-Half Percent (8.5%) of the Series A Issue Price (as defined below), shall accrue daily on such shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization or action with respect to or affecting the Series A Preferred Stock) (the “Series A Accruing Dividends”). The “Series A Issue Price” shall mean $1,000.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock.

Section 16.2.2    Payment of Dividends.  Series A Accruing Dividends shall be payable, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears, on September 30, 2010 and on each subsequent anniversary of September 30, 2010 (each, a “Series A Dividend Payment Date”) to the holders of record of the Series A Preferred Stock, as they appear on the stock records of the Corporation on the relevant record date. The first dividend period shall begin on the date of issuance of the Series A Preferred Stock and end on the day immediately preceding September 30, 2010, and each subsequent dividend period shall begin on the last Series A Dividend Payment Date and end on the day immediately preceding the next Series A Dividend Payment Date (each such period, a “Series A Dividend Period”); provided, that the Board of Directors shall have the right to authorize a dividend payable for a period less than a calendar year, and the Series A Dividend Payment Date for such lesser period shall be the date authorized by the Board of Directors and declared by the Corporation and the subsequent dividend period shall begin on such Series A Dividend Payment Date and end on the day immediately preceding the next scheduled Series A Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Series A Dividend Periods may be authorized by the Board of Directors and paid at any time, without reference to any regular Series A Dividend Payment Date, to holders of record as of such record date as may be fixed by the Board of Directors. Accrued but unpaid dividends on the Series A Preferred Stock shall accumulate on each Series A Dividend Payment Date. Except as set forth in this Section 16.2, Section 16.3.1 and Section 16.6, the Corporation shall be under no obligation to pay Series A Accruing Dividends.

Section 16.2.3    Dividends on Common Stock.  Notwithstanding any other provision of this Section 16.2, the Board of Directors may authorize and the Corporation may declare and pay such dividends and distributions on Common ~~Stock of the Corporation~~Shares from time to time out of any funds legally available therefor, and the holders of the Series A Preferred Stock shall not be entitled to participate in any such dividends, whether payable in cash, stock or otherwise.

Section 16.3        Liquidation, Dissolution or Winding Up.

Section 16.3.1    Payments to Holders of Series A Preferred Stock.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series

A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders (on a pari passu basis with the holders of any series of Preferred ~~Stock~~Shares ranking on liquidation on a parity with the Series A Preferred Stock), and before any payment shall be made to the holders of Common ~~Stock~~Shares or any other class or series of capital stock ranking on liquidation junior to the Series A Preferred Stock by reason of their ownership thereof, an amount per share equal to the Series A Issue Price, plus an amount equal to any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock and any series of Preferred ~~Stock~~Shares ranking on liquidation on a parity with the Series A Preferred Stock the full amount to which they shall be entitled under this Subsection 16.3.1, the holders of shares of Series A Preferred Stock and any series of Preferred ~~Stock~~Shares ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation with or into the Corporation, or the sale or transfer of all or substantially all of the assets or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a voluntary or involuntary liquidation, dissolution or winding up of the Corporation. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the ~~Maryland General Corporation Law~~MGCL, amounts that would be needed, if the Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series A Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 16.3.2    Payments to Holders of Common Stock.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred Stock and any other series of Preferred ~~Stock of the Corporation~~Shares ranking, as to liquidation, senior to the Common ~~Stock~~Shares, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of ~~shares of~~ Common ~~Stock~~Shares, pro rata based on the number of shares held by each such holder.

Section 16.4        Voting.

Section 16.4.1    General.  Except as set forth ~~herein~~in this Article XVI or elsewhere in the Charter, the holders of the Series A Preferred Stock shall not have any voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

Section 16.4.2    Series A Preferred Stock Protective Provisions.  The Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, and shall not permit any subsidiary to, do any of the following without (in addition to any other vote required by law or the Charter) the written consent or affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(a)        create, or authorize the creation of, or issue, grant or obligate itself to issue or grant, by reclassification or otherwise, shares of any class or series of capital stock senior to the Series A Preferred Stock, or increase the authorized number of shares of Series A Preferred Stock, regardless of whether any such creation, authorization, issuance or increase shall be by means of a resolution of the Board of Directors, Articles Supplementary, Articles of Amendment to the Charter, merger, consolidation, reclassification or otherwise;

(b)        amend, alter or repeal any provision of the Charter of the Corporation which would impair, circumvent or adversely affect the rights, preferences or privileges of the Series A Preferred Stock; or

(c)        amend the provisions of this Section 16.4.

Section 16.4.3    Votes Per Share of Series A Preferred Stock.  For purposes of the foregoing provisions and all other voting rights under this Article XVI, each share of Series A Preferred Stock shall have one vote per share.

Section 16.4.4    No Vote on Redemption.  Nothing contained in this Section 16.4 shall require a vote of the holders of the Series A Preferred Stock in connection with the redemption, purchase or other acquisition by the Corporation of shares of stock of the Corporation not in violation of this Article XVI.

Section 16.5        Conversion.  Holders of Series A Preferred Stock shall not have the right to convert all or any portion of such shares into ~~shares of~~ Common ~~Stock~~Shares or any other class or series of Preferred ~~Stock~~Shares.

Section 16.6        Redemption.

Section 16.6.1    Redemption.  The Corporation shall have the right to redeem, from time to time, on one or more dates fixed by the Corporation (each, a “Series A Redemption Date”), and out of funds legally available therefor, all or any portion of the shares of Series A Preferred Stock at a price equal to the Series A Issue Price per share, plus all Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon (the “Series A Redemption Price”). In the event that less than all outstanding shares of Series A Preferred Stock are to be redeemed, such shares shall be redeemed from all holders of Series A Preferred Stock on a pro rata basis.

Section 16.6.2    Redemption Notice.  Written notice of the redemption (the “Series A Redemption Notice”) shall be sent to each holder of record of Series A Preferred Stock not less than 10 nor more than 30 days prior to the Series A Redemption Date. The Series A Redemption Notice shall state:

(a)        the number of shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Series A Redemption Date specified in the Series A Redemption Notice; and

(b)        the Series A Redemption Date and the Series A Redemption Price.

Section 16.6.3    Payment.  On the Series A Redemption Date, the Series A Redemption Price for such shares shall be payable to the order of the person whose name appears as the holder of such shares in the stock records of the Corporation. In the event less than all of the shares of Series A Preferred Stock held by a holder are redeemed, the Corporation shall enter into its stock records that such holder holds the number of unredeemed shares of Series A Preferred Stock.

Section 16.6.4    Rights Subsequent to Redemption.  If the Series A Redemption Notice shall have been duly given, and if on the Series A Redemption Date the Series A Redemption Price payable upon redemption of the shares of Series A Preferred Stock to be redeemed on such Series A Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then dividends with respect to such shares of Series A Preferred Stock shall cease to accrue after the Series A Redemption Date and all rights with respect to such shares shall forthwith after the Series A Redemption Date terminate, except only the right of the holders to receive the Series A Redemption Price.

Section 16.7        Redeemed or Otherwise Reacquired Shares.  All Series A Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued Preferred ~~Stock~~Shares, without designation as to class or series, and subject to applicable limitations set forth in the Charter may thereafter be reissued as shares of any series of Preferred ~~Stock~~Shares; provided that no reacquired shares of Series A Preferred Stock shall be reissued as Series A Preferred Stock so long as any shares of Series A Preferred Stock remain issued and outstanding.

Section 16.8        No Impairment.  The Corporation shall not, by amendment of its Charter (by merger, consolidation or otherwise) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or otherwise, or by agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Corporation under its Charter, but shall at all times in good faith assist in the carrying out of all the provisions set forth in its Charter and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the shares of Series A Preferred Stock against impairment. Without limitation of the foregoing, the Corporation shall take such action as shall be necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem the shares of Series A Preferred Stock under the circumstances contemplated herein. Any successor to the Corporation shall agree, as a condition to such succession, to carry out and observe the obligations of the Corporation under the Charter with respect to the shares of Series A Preferred Stock.

Section 16.9        Waiver.  Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of at least sixty percent (60%) of the shares of Series A Preferred Stock then outstanding.

Section 16.10        Notices.  Any notice required or permitted herein to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the ~~Maryland General Corporation Law~~MGCL, and shall be deemed sent upon such mailing or electronic transmission.

ARTICLE XVII

SERIES B PREFERRED STOCK

Section 17.1        Number of Shares and Designation.  This series of ~~preferred stock~~Preferred Shares shall be designated as Series B Preferred Stock and the number of shares which shall constitute such series shall be 15,000 shares, par value $0.01 per share, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the Board of Directors and is hereafter in this Article XVII called the “Series B Preferred Stock.” Each share of Series B Preferred Stock shall be identical in all respects to each other share of Series B Preferred Stock. With respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, the Series B Preferred Stock shall rank on a parity with any class or series of the equity securities of the Corporation if, pursuant to the specific terms of such class or series of equity securities, the holders of such class or series of equity securities and the holders of the Series B Preferred Stock are entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other (“Parity Stock”), which Parity Stock shall expressly include the ~~Corporation’s~~ Series A Preferred Stock~~, $0.01 par value per share~~.

Section 17.2        Dividends.

Section 17.2.1    Accrual of Dividends.  From and after the date of the issuance of any shares of Series B Preferred Stock, dividends at the rate per annum of Eight and One-Half Percent (8.5%) of the Series B Issue Price (as defined below), shall accrue daily on such shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization or action with respect to or affecting the Series B Preferred Stock) (the “Series B Accruing Dividends”). The “Series B Issue Price” shall mean $1,000 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock.

Section 17.2.2    Payment of Dividends.  Series B Accruing Dividends shall be payable, when, as and if authorized by the Board of Directors and declared by the Corporation, in arrears, on September 30, 2010 and on each subsequent anniversary of September 30, 2010 (each, a “Series B Dividend Payment Date”) to the holders of record of the Series B Preferred Stock, as they appear on the stock records of the Corporation on the relevant record date. The first dividend period shall begin on the date of issuance of the Series B Preferred Stock and end on the day immediately preceding September 30, 2010, and each subsequent dividend period shall begin on the last Series B Dividend Payment Date and end on the day immediately preceding the next Series B Dividend Payment Date (each such period, a “Series B Dividend Period”); provided, that the Board of Directors shall have the right to authorize a dividend payable for a period less than a calendar year, and the Series B Dividend Payment Date for such lesser period shall be the date authorized by the Board of Directors and declared by the Corporation and the subsequent dividend period shall begin on such Series B Dividend Payment Date and end on the day immediately preceding the next scheduled Series B Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Series B Dividend Periods may be authorized by the Board of Directors and paid at any time, without reference to any regular Series B Dividend Payment Date, to holders of record as of such record date as may be fixed by the Board of Directors. Accrued but unpaid dividends on the Series B Preferred Stock shall accumulate on each Series B Dividend Payment Date. Except as set forth in this Section 17.2, Section 17.3.1 and Section 17.6, the Corporation shall be under no obligation to pay Series B Accruing Dividends.

Section 17.2.3    Dividends on Common Stock.  Notwithstanding any other provision of this Section 17.2, the Board of Directors may authorize and the Corporation may declare and pay such dividends and distributions on Common ~~Stock of the Corporation~~Shares from time to time out of any funds legally available therefor, and the holders of the Series B Preferred Stock shall not be entitled to participate in any such dividends, whether payable in cash, stock or otherwise.

Section 17.2.4    Dividends on Parity Stock.  So long as any of the shares of Series B Preferred Stock are outstanding, except as described in the immediately following sentence, no dividends shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made, directly or indirectly, by the Corporation, in each case with respect to any class or series of Parity Stock for any period unless dividends equal to the full amount of accumulated, accrued and unpaid dividends have been or contemporaneously are declared and paid on the Series B Preferred Stock, or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for such payment, in each case for all Series B Dividend Periods terminating on or prior to the date such dividend or distribution is declared, paid, set apart for payment or made, as the case may be, with respect to such class or series of Parity Stock. When dividends on the Series B Preferred Stock and any class or series of Parity Stock are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Series B Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series B Preferred Stock and accumulated, accrued and unpaid on such Parity Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Parity Stock does not have a cumulative dividend).

Section 17.3        Liquidation, Dissolution or Winding Up.

Section 17.3.1    Payments to Holders of Series B Preferred Stock.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders (on a pari passu basis with the holders of any Parity Stock), and before any payment shall be made to the holders of Common ~~Stock~~Shares or any other class or series of capital stock ranking on liquidation junior to the Series B Preferred Stock by reason of their ownership thereof, an amount per share equal to the Series B Issue Price, plus an amount equal to any Series B Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock and any Parity Stock the full amount to which they shall be entitled under this Subsection 17.3.1, the holders of shares of Series B Preferred Stock and any Parity Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation with or into the Corporation, or the sale or transfer of all or substantially all of the assets or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a voluntary or involuntary liquidation, dissolution or winding up of the Corporation. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the ~~Maryland General Corporation Law~~MGCL, amounts that would be needed, if the Corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series B Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 17.3.2    Payments to Holders of Common Stock.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of all preferential amounts required to be paid to the holders of shares of Series B Preferred Stock and any other series of Preferred ~~Stock of the Corporation~~Shares ranking, as to liquidation, senior to the Common ~~Stock~~Shares, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of ~~shares of~~ Common ~~Stock~~Shares, pro rata based on the number of shares held by each such holder.

Section 17.4        Voting.

Section 17.4.1    General.  Except as set forth ~~herein or~~in this Article XVII or elsewhere in the Charter, the holders of the Series B Preferred Stock shall not have any voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

Section 17.4.2    Series B Preferred Stock Protective Provisions.  The Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, and shall not permit any subsidiary to, do any of the following without (in addition to any other vote required by law or the Charter) the written consent or affirmative vote of the holders of at least sixty percent (60%) of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(a)        create, or authorize the creation of, or issue, grant or obligate itself to issue or grant, by reclassification or otherwise, shares of any class or series of capital stock senior to the Series B Preferred Stock, or increase the authorized number of shares of Series B Preferred Stock, regardless of whether any such creation, authorization, issuance or increase shall be by means of a resolution of the Board of Directors, Articles Supplementary, Articles of Amendment to the Charter, merger, consolidation, reclassification or otherwise;

(b)        amend, alter or repeal any provision of the Charter which would impair, circumvent or adversely affect the rights, preferences or privileges of the Series B Preferred Stock; or

(c)        amend the provisions of this Section 17.4.

Section 17.4.3    Votes Per Share of Series B Preferred Stock.  For purposes of the foregoing provisions and all other voting rights under this Article XVII, each share of Series B Preferred Stock shall have one vote per share.

Section 17.4.4    No Vote on Redemption.  Nothing contained in this Section 17.4 shall require a vote of the holders of the Series B Preferred Stock in connection with the redemption, purchase or other acquisition by the Corporation of shares of stock of the Corporation not in violation of this Article XVII.

Section 17.5        Conversion.  Holders of Series B Preferred Stock shall not have the right to convert all or any portion of such shares into ~~shares of~~ Common ~~Stock~~Shares or any other class or series of Preferred Stock.

Section 17.6        Redemption.

Section 17.6.1    Redemption.  The Corporation shall have the right to redeem, from time to time, on one or more dates fixed by the Corporation (each, a “Series B Redemption Date”), and out of funds legally available therefor, all or any portion of the shares of Series B Preferred Stock at a price equal to the Series B Issue Price per share, plus all Series B Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon (the “Series B Redemption Price”). In the event that less than all outstanding shares of Series B Preferred Stock are to be redeemed, such shares shall be redeemed from all holders of Series B Preferred Stock on a pro rata basis.

Section 17.6.2    Redemption Notice.  Written notice of the redemption (the “Series B Redemption Notice”) shall be sent to each holder of record of Series B Preferred Stock not less than 10 nor more than 30 days prior to the Series B Redemption Date. The Series B Redemption Notice shall state:

(a)        the number of shares of Series B Preferred Stock held by the holder that the Corporation shall redeem on the Series B Redemption Date specified in the Series B Redemption Notice; and

(b)        the Series B Redemption Date and the Series B Redemption Price.

Section 17.6.3    Payment.  On the Series B Redemption Date, the Series B Redemption Price for such shares shall be payable to the order of the person whose name appears as the holder of such shares in the stock records of the Corporation. In the event less than all of the shares of Series B Preferred Stock held by a holder are redeemed, the Corporation shall enter into its stock records that such holder holds the number of unredeemed shares of Series B Preferred Stock.

Section 17.6.4    Rights Subsequent to Redemption.  If the Series B Redemption Notice shall have been duly given, and if on the Series B Redemption Date the Series B Redemption Price payable upon redemption of the shares of Series B Preferred Stock to be redeemed on such Series B Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then dividends with respect to such shares of Series B Preferred Stock shall cease to accrue after the Series B Redemption Date and all rights with respect to such shares shall forthwith after the Series B Redemption Date terminate, except only the right of the holders to receive the Series B Redemption Price.

Section 17.7        Redeemed or Otherwise Reacquired Shares.  All shares of Series B Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued ~~shares of~~ Preferred ~~Stock~~Shares, without designation as to class or series, and subject to applicable limitations set forth in the Charter may thereafter be reissued as shares of any series of Preferred ~~Stock~~Shares; provided that no reacquired shares of Series B Preferred Stock shall be reissued as Series B Preferred Stock so long as any shares of Series B Preferred Stock remain issued and outstanding.

Section 17.8        No Impairment.  The Corporation shall not, by amendment of its Charter (by merger, consolidation or otherwise) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or otherwise, or by agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Corporation under its Charter, but shall at all times in good faith assist in the carrying out of all the provisions set forth in its Charter and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the shares of Series B Preferred Stock against impairment. Without limitation of the foregoing, the Corporation shall take such action as shall be necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem the shares of Series B Preferred Stock under the circumstances contemplated herein. Any successor to the Corporation shall agree, as a condition to such succession, to carry out and observe the obligations of the Corporation under the Charter with respect to the shares of Series B Preferred Stock.

Section 17.9        Waiver.  Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all holders of Series B Preferred Stock by the affirmative written consent or vote of the holders of at least sixty percent (60%) of the shares of Series B Preferred Stock then outstanding.

Section 17.10        Notices.  Any notice required or permitted herein to be given to a holder of shares of Series B Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the ~~Maryland General Corporation Law~~MGCL, and shall be deemed sent upon such mailing or electronic transmission.

THIRD:    The amendment to and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:    The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:    The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH:    The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

SEVENTH:    The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,000,000,000, consisting of 900,000,000 shares of Common Stock, $.01 par value per share, and 100,000,000 shares of Preferred Stock, $.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $10,000,000.

EIGHTH:    The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter of the Corporation is 1,000,000,000, consisting of 900,000,000 shares of Common Stock, $.01 par value per share, and 100,000,000 shares of Preferred Stock, $.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $10,000,000.

NINTH:    The undersigned acknowledges these Fifth Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Fifth Articles of Amendment and Restatement to be signed in its name and on its behalf by its Executive Vice President and attested to by its Senior Vice President and Assistant Secretary on this          day of                     , 2010.

ATTEST:		WELLS TIMBERLAND REIT, INC.

By:		By:		(SEAL)
Name:	Randall D. Fretz	Name:	Douglas P. Williams
	Senior Vice President and Assistant Secretary		Executive Vice President

WELLS TIMBERLAND REIT, INC.

PROXY FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

Your Proxy Vote is important!

And now you can Authorize your Proxy via the PHONE or ONLINE.

It saves Money! Authorizing your proxy online or by phone saves postage costs, which can help minimize Wells Timberland REIT expenses.

It saves Time! Telephone and Online Proxies are instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1.      Read your proxy statement and have it at hand.

2.      Call toll-free 1-866-837-1888, or go to the website:

http://www.WellsTimberland.com/proxy.

3.      Follow the recorded or on-screen directions.

4.      Unless you wish to change your vote, do not mail your Proxy Card if you authorize your proxy by phone or online.

Please detach at perforation before mailing.

PROXY	WELLS TIMBERLAND REIT, INC.	PROXY
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS – AUGUST 9, 2010
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Leo F. Wells III, Douglas P. Williams, and Randall D. Fretz, and each of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to attend the annual meeting of stockholders of WELLS TIMBERLAND REIT, INC., to be held on August 9, 2010, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of the annual meeting of stockholders and the proxy statement, the terms of each of which are incorporated by reference, and the annual report.

When this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned stockholder. Unless the undersigned stockholder directs otherwise, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” the three proposals to amend the charter. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including but not limited to the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the August 9, 2010, meeting date.

Internet and telephone proxy authorization must be received by 2:00 p.m. ET on August 9, 2010, in order for your votes to be certified in the final tabulation. In the event that the Annual Meeting is adjourned, Internet and telephone proxy authorizations must be received by the day the meeting is resumed.

PLEASE SEE ABOVE INSTRUCTIONS TO AUTHORIZE YOUR PROXY VIA THE TELEPHONE OR THE INTERNET

Note: Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Stockholder sign here	Date

Co-Owner sign here	Date

TBR_21287_051010
☐	Please mark here for address change. SEE REVERSE SIDE

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Wells Timberland REIT, Inc.

Stockholder Meeting to Be Held on August 9, 2010.

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for this meeting and the 2009 Annual Report are available at:

www.WellsTimberland.com/proxy.

PLEASE AUTHORIZE YOUR PROXY TODAY!

Please detach at perforation before mailing.

Unless you direct otherwise, this proxy will be voted “FOR” each of the nominees for director and “FOR” the three proposals to amend the charter.

TO AUTHORIZE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY AUTHORIZE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET. (See enclosed flyer for further instructions.)

PLEASE MARK VOTES AS IN THIS EXAMPLE: ¢

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” THE THREE PROPOSALS TO AMEND THE COMPANY’S CHARTER AS DESCRIBED IN THE PROXY STATEMENT.

1.	To vote for the election of directors:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Jess E. Jarratt	02. Michael P. McCollum	03. E. Nelson Mills	☐	☐	☐
	04. Donald S. Moss	05. Willis J. Potts, Jr.	06. George W. Sands

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line below.

				FOR	AGAINST	ABSTAIN
2.	To vote upon three proposals to amend certain provisions of our charter to:

	A. Expressly permit our board of directors to authorize and the company to declare and pay stock dividends to our stockholders;			☐	☐	☐

B.     Make revisions requested by a state securities administrator with respect to investor suitability determinations by our sponsor and SEC filings made in connection with any future asset roll-up transactions; and

				☐	☐	☐
	C. Make certain minor corrections and clarifications.			☐	☐	☐

The amendments will be implemented by an amended and restated charter.

ADDRESS CHANGE:
	YES	NO
I PLAN TO ATTEND THE MEETING.	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

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